UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04304
Delaware Group® Government Fund
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
Nomura Emerging Markets Debt Corporate Fund
(formerly, Macquarie Emerging Markets Debt Corporate Fund)
Class A : DEDAX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Emerging Markets Debt Corporate Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	1.04%
Management's discussion of Fund performance
Performance highlights
Nomura Emerging Markets Debt Corporate Fund (Class A) returned 4.56% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 1.60%, while the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, the Fund's narrowly based securities market index (benchmark), returned 5.35%.
Top contributors to performance:
An overweight allocation compared to the Fund’s benchmark to BB-rated and B-rated bonds in a constructive risk backdrop.
A tactical allocation to cash in a volatile rate backdrop.
Out-of-benchmark exposure to supranationals.
At the sector level, utilities, technology, media and telecommunications, and infrastructure contributed to performance.
From a country perspective, Argentina, Chile, and Georgia contributed.
Top detractors from performance:
An underweight allocation compared to the Fund’s benchmark to BBB-rated, A-rated, and AA-rated bonds in a constructive risk backdrop.
Out-of-benchmark exposure to restructured equities of Grupo Aeroméxico SAB de CV and Sunac China Holdings Ltd.
Idiosyncratic underperformance of Brazilian corporates Raízen SA and Aegea Finance SARL due to strategic and leverage challenges.
At the sector level, consumer, financials, and industrials detracted from performance.
From a country perspective, Brazil, China, and Hong Kong detracted.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Emerging Markets Debt Corporate Fund (Class A) – including sales charge	-0.15%	1.49%	3.57%
Nomura Emerging Markets Debt Corporate Fund (Class A) – excluding sales charge	4.56%	2.43%	4.04%
Bloomberg Global Aggregate Index	1.60%	-1.91%	0.24%
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	5.35%	2.52%	4.00%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$72,122,875
Total number of portfolio holdings*	144
Total net advisory fees paid (during reporting period)	$383,509
Portfolio turnover rate	106%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Brazil	6.96%
Mexico	6.94%
India	5.34%
Saudi Arabia	4.40%
Türkiye	4.37%
Colombia	3.90%
Argentina	3.72%
Israel	3.26%
United Arab Emirates	3.09%
Hong Kong	2.96%

Sector allocation
Financials	23.69%
Utilities	18.03%
Oil & Gas	9.09%
Technology, Media and Telecommunication	8.40%
Consumer	7.01%
Metals & Mining	6.18%
Industrial	5.13%
Transport	2.79%
Real Estate	2.76%
Infrastructure	1.86%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Emerging Markets Debt Corporate Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871783)
TSAR-DEDAX-0926

Nomura Emerging Markets Debt Corporate Fund
(formerly, Macquarie Emerging Markets Debt Corporate Fund)
Class C : DEDCX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Emerging Markets Debt Corporate Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$182	1.79%
Management's discussion of Fund performance
Performance highlights
Nomura Emerging Markets Debt Corporate Fund (Class C) returned 3.74% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 1.60%, while the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, the Fund's narrowly based securities market index (benchmark), returned 5.35%.
Top contributors to performance:
An overweight allocation compared to the Fund’s benchmark to BB-rated and B-rated bonds in a constructive risk backdrop.
A tactical allocation to cash in a volatile rate backdrop.
Out-of-benchmark exposure to supranationals.
At the sector level, utilities, technology, media and telecommunications, and infrastructure contributed to performance.
From a country perspective, Argentina, Chile, and Georgia contributed.
Top detractors from performance:
An underweight allocation compared to the Fund’s benchmark to BBB-rated, A-rated, and AA-rated bonds in a constructive risk backdrop.
Out-of-benchmark exposure to restructured equities of Grupo Aeroméxico SAB de CV and Sunac China Holdings Ltd.
Idiosyncratic underperformance of Brazilian corporates Raízen SA and Aegea Finance SARL due to strategic and leverage challenges.
At the sector level, consumer, financials, and industrials detracted from performance.
From a country perspective, Brazil, China, and Hong Kong detracted.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Emerging Markets Debt Corporate Fund (Class C) – including sales charge	2.75%	1.65%	3.31%
Nomura Emerging Markets Debt Corporate Fund (Class C) – excluding sales charge	3.74%	1.65%	3.31%
Bloomberg Global Aggregate Index	1.60%	-1.91%	0.24%
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	5.35%	2.52%	4.00%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$72,122,875
Total number of portfolio holdings*	144
Total net advisory fees paid (during reporting period)	$383,509
Portfolio turnover rate	106%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Brazil	6.96%
Mexico	6.94%
India	5.34%
Saudi Arabia	4.40%
Türkiye	4.37%
Colombia	3.90%
Argentina	3.72%
Israel	3.26%
United Arab Emirates	3.09%
Hong Kong	2.96%

Sector allocation
Financials	23.69%
Utilities	18.03%
Oil & Gas	9.09%
Technology, Media and Telecommunication	8.40%
Consumer	7.01%
Metals & Mining	6.18%
Industrial	5.13%
Transport	2.79%
Real Estate	2.76%
Infrastructure	1.86%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Emerging Markets Debt Corporate Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871783)
TSAR-DEDCX-0926

Nomura Emerging Markets Debt Corporate Fund
(formerly, Macquarie Emerging Markets Debt Corporate Fund)
Institutional Class : DEDIX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Emerging Markets Debt Corporate Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$81	0.79%
Management's discussion of Fund performance
Performance highlights
Nomura Emerging Markets Debt Corporate Fund (Institutional Class) returned 4.81% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 1.60%, while the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, the Fund's narrowly based securities market index (benchmark), returned 5.35%.
Top contributors to performance:
An overweight allocation compared to the Fund’s benchmark to BB-rated and B-rated bonds in a constructive risk backdrop.
A tactical allocation to cash in a volatile rate backdrop.
Out-of-benchmark exposure to supranationals.
At the sector level, utilities, technology, media and telecommunications, and infrastructure contributed to performance.
From a country perspective, Argentina, Chile, and Georgia contributed.
Top detractors from performance:
An underweight allocation compared to the Fund’s benchmark to BBB-rated, A-rated, and AA-rated bonds in a constructive risk backdrop.
Out-of-benchmark exposure to restructured equities of Grupo Aeroméxico SAB de CV and Sunac China Holdings Ltd.
Idiosyncratic underperformance of Brazilian corporates Raízen SA and Aegea Finance SARL due to strategic and leverage challenges.
At the sector level, consumer, financials, and industrials detracted from performance.
From a country perspective, Brazil, China, and Hong Kong detracted.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Emerging Markets Debt Corporate Fund (Institutional Class) – including sales charge	4.81%	2.68%	4.29%
Nomura Emerging Markets Debt Corporate Fund (Institutional Class) – excluding sales charge	4.81%	2.68%	4.29%
Bloomberg Global Aggregate Index	1.60%	-1.91%	0.24%
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	5.35%	2.52%	4.00%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$72,122,875
Total number of portfolio holdings*	144
Total net advisory fees paid (during reporting period)	$383,509
Portfolio turnover rate	106%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Brazil	6.96%
Mexico	6.94%
India	5.34%
Saudi Arabia	4.40%
Türkiye	4.37%
Colombia	3.90%
Argentina	3.72%
Israel	3.26%
United Arab Emirates	3.09%
Hong Kong	2.96%

Sector allocation
Financials	23.69%
Utilities	18.03%
Oil & Gas	9.09%
Technology, Media and Telecommunication	8.40%
Consumer	7.01%
Metals & Mining	6.18%
Industrial	5.13%
Transport	2.79%
Real Estate	2.76%
Infrastructure	1.86%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Emerging Markets Debt Corporate Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871783)
TSAR-DEDIX-0926

Nomura Strategic Income Fund
(formerly, Macquarie Strategic Income Fund)
Class A : DEGGX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Strategic Income Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$82	0.80%
Management's discussion of Fund performance
Performance highlights
Nomura Strategic Income Fund (Class A) returned 4.28% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index (benchmark), returned 2.71%.
Top contributors to performance:
A strong economy with a resilient labor market and inflation that was stubbornly above the US Federal Reserve’s (Fed’s) target caused yields to rise, especially as the war with Iran drove gas prices higher. The Fund’s shorter duration profile relative to its benchmark contributed to performance.
Allocations to corporates – both high yield and investment grade – were a contributor to the Fund’s performance because of the incremental yield they provided, as spreads ended the period largely unchanged despite increased volatility from the war in Iran.
The Fund’s allocations to emerging market debt and commercial mortgage-backed securities (CMBS) were also contributors to performance.
Top detractors from performance:
The Fund’s allocations to bank loans and collateralized loan obligations (CLOs) were a detractor as these sectors saw spreads widening over the period.
An underweight position in the municipals and government-related sectors, and security selection within the government‑related sector, were a moderate detractor.
A modest underweight to asset-backed securities (ABS) was also a small detractor over the period.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Strategic Income Fund (Class A) – including sales charge	-0.46%	1.53%	2.79%
Nomura Strategic Income Fund (Class A) – excluding sales charge	4.28%	2.46%	3.26%
Bloomberg US Aggregate Index	2.71%	-0.40%	1.35%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$215,873,864
Total number of portfolio holdings*	284
Total net advisory fees paid (during reporting period)	$614,272
Portfolio turnover rate	73%
*	Excludes cash and cash equivalents.
Fund holdings (as of July 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Corporate Bonds	63.69%
Collateralized Loan Obligations	21.88%
Non-Agency Collateralized Mortgage Obligations	4.25%
Non-Agency Commercial Mortgage-Backed Securities	2.77%
Government Agency Obligations	2.33%
Loan Agreements	1.28%
Sovereign Bonds	0.88%
Common Stocks	0.34%
Supranational Banks	0.20%
Agency Collateralized Mortgage Obligations	0.01%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Strategic Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
Effective June 1, 2026, no sales charge and contingent deferred sales charge were imposed on purchases and redemptions of Class A shares, respectively.
Effective June 1, 2026, distribution and service (12b-1) fees for Class A shares were waived.
Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor of the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871890)
TSAR-DEGGX-0926

Nomura Strategic Income Fund
(formerly, Macquarie Strategic Income Fund)
Class C : DUGCX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Strategic Income Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$146	1.43%
Management's discussion of Fund performance
Performance highlights
Nomura Strategic Income Fund (Class C) returned 3.63% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index (benchmark), returned 2.71%.
Top contributors to performance:
A strong economy with a resilient labor market and inflation that was stubbornly above the US Federal Reserve’s (Fed’s) target caused yields to rise, especially as the war with Iran drove gas prices higher. The Fund’s shorter duration profile relative to its benchmark contributed to performance.
Allocations to corporates – both high yield and investment grade – were a contributor to the Fund’s performance because of the incremental yield they provided, as spreads ended the period largely unchanged despite increased volatility from the war in Iran.
The Fund’s allocations to emerging market debt and commercial mortgage-backed securities (CMBS) were also contributors to performance.
Top detractors from performance:
The Fund’s allocations to bank loans and collateralized loan obligations (CLOs) were a detractor as these sectors saw spreads widening over the period.
An underweight position in the municipals and government-related sectors, and security selection within the government‑related sector, were a moderate detractor.
A modest underweight to asset-backed securities (ABS) was also a small detractor over the period.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Strategic Income Fund (Class C) – including sales charge	2.65%	1.70%	2.49%
Nomura Strategic Income Fund (Class C) – excluding sales charge	3.63%	1.70%	2.49%
Bloomberg US Aggregate Index	2.71%	-0.40%	1.35%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$215,873,864
Total number of portfolio holdings*	284
Total net advisory fees paid (during reporting period)	$614,272
Portfolio turnover rate	73%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Corporate Bonds	63.69%
Collateralized Loan Obligations	21.88%
Non-Agency Collateralized Mortgage Obligations	4.25%
Non-Agency Commercial Mortgage-Backed Securities	2.77%
Government Agency Obligations	2.33%
Loan Agreements	1.28%
Sovereign Bonds	0.88%
Common Stocks	0.34%
Supranational Banks	0.20%
Agency Collateralized Mortgage Obligations	0.01%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Strategic Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
Effective June 1, 2026, no contingent deferred sales charge was imposed on redemptions of Class C shares.
Effective June 1, 2026, distribution and service (12b-1) fees for Class C shares were waived, which resulted in a decrease in the net annual operating expenses for Class C from 1.59% to 1.43%.
Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor of the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871890)
TSAR-DUGCX-0926

Nomura Strategic Income Fund
(formerly, Macquarie Strategic Income Fund)
Class R : DUGRX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Strategic Income Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$102	1.00%
Management's discussion of Fund performance
Performance highlights
Nomura Strategic Income Fund (Class R) returned 4.20% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index (benchmark), returned 2.71%.
Top contributors to performance:
A strong economy with a resilient labor market and inflation that was stubbornly above the US Federal Reserve’s (Fed’s) target caused yields to rise, especially as the war with Iran drove gas prices higher. The Fund’s shorter duration profile relative to its benchmark contributed to performance.
Allocations to corporates – both high yield and investment grade – were a contributor to the Fund’s performance because of the incremental yield they provided, as spreads ended the period largely unchanged despite increased volatility from the war in Iran.
The Fund’s allocations to emerging market debt and commercial mortgage-backed securities (CMBS) were also contributors to performance.
Top detractors from performance:
The Fund’s allocations to bank loans and collateralized loan obligations (CLOs) were a detractor as these sectors saw spreads widening over the period.
An underweight position in the municipals and government-related sectors, and security selection within the government‑related sector, were a moderate detractor.
A modest underweight to asset-backed securities (ABS) was also a small detractor over the period.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Strategic Income Fund (Class R) – including sales charge	4.20%	2.19%	3.00%
Nomura Strategic Income Fund (Class R) – excluding sales charge	4.20%	2.19%	3.00%
Bloomberg US Aggregate Index	2.71%	-0.40%	1.35%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$215,873,864
Total number of portfolio holdings*	284
Total net advisory fees paid (during reporting period)	$614,272
Portfolio turnover rate	73%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Corporate Bonds	63.69%
Collateralized Loan Obligations	21.88%
Non-Agency Collateralized Mortgage Obligations	4.25%
Non-Agency Commercial Mortgage-Backed Securities	2.77%
Government Agency Obligations	2.33%
Loan Agreements	1.28%
Sovereign Bonds	0.88%
Common Stocks	0.34%
Supranational Banks	0.20%
Agency Collateralized Mortgage Obligations	0.01%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Strategic Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
Effective June 1, 2026, distribution and service (12b-1) fees for Class R shares were waived, which resulted in a decrease in the net annual operating expenses for Class R from 1.09% to 1.00%.
Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor of the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871890)
TSAR-DUGRX-0926

Nomura Strategic Income Fund
(formerly, Macquarie Strategic Income Fund)
Institutional Class : DUGIX
Annual shareholder report | July 31, 2026
This annual shareholder report contains important information about Nomura Strategic Income Fund (Fund) for the period of August 1, 2025, to July 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$60	0.59%
Management's discussion of Fund performance
Performance highlights
Nomura Strategic Income Fund (Institutional Class) returned 4.63% (excluding sales charge) for the 12 months ended July 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index (benchmark), returned 2.71%.
Top contributors to performance:
A strong economy with a resilient labor market and inflation that was stubbornly above the US Federal Reserve’s (Fed’s) target caused yields to rise, especially as the war with Iran drove gas prices higher. The Fund’s shorter duration profile relative to its benchmark contributed to performance.
Allocations to corporates – both high yield and investment grade – were a contributor to the Fund’s performance because of the incremental yield they provided, as spreads ended the period largely unchanged despite increased volatility from the war in Iran.
The Fund’s allocations to emerging market debt and commercial mortgage-backed securities (CMBS) were also contributors to performance.
Top detractors from performance:
The Fund’s allocations to bank loans and collateralized loan obligations (CLOs) were a detractor as these sectors saw spreads widening over the period.
An underweight position in the municipals and government-related sectors, and security selection within the government‑related sector, were a moderate detractor.
A modest underweight to asset-backed securities (ABS) was also a small detractor over the period.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period July 31, 2016, through July 31, 2026
Average annual total returns (as of July 31, 2026)	1 year	5 year	10 year
Nomura Strategic Income Fund (Institutional Class) – including sales charge	4.63%	2.71%	3.52%
Nomura Strategic Income Fund (Institutional Class) – excluding sales charge	4.63%	2.71%	3.52%
Bloomberg US Aggregate Index	2.71%	-0.40%	1.35%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of July 31, 2026)
Fund net assets	$215,873,864
Total number of portfolio holdings*	284
Total net advisory fees paid (during reporting period)	$614,272
Portfolio turnover rate	73%
*	Excludes cash and cash equivalents.

Fund holdings (as of July 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Corporate Bonds	63.69%
Collateralized Loan Obligations	21.88%
Non-Agency Collateralized Mortgage Obligations	4.25%
Non-Agency Commercial Mortgage-Backed Securities	2.77%
Government Agency Obligations	2.33%
Loan Agreements	1.28%
Sovereign Bonds	0.88%
Common Stocks	0.34%
Supranational Banks	0.20%
Agency Collateralized Mortgage Obligations	0.01%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Strategic Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor of the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
During the reporting period, there was a change in the Fund’s independent registered public accounting firm. On May 20, 2026, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm. There were no disagreements with PwC during the Fund’s two most recent fiscal years or the subsequent interim period through May 20, 2026.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5871890)
TSAR-DUGIX-0926

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Nomura Funds Internet Web site at https://global.nomuraassetmanagement.com/about/business-ethics. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow

Frances A. Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $148,000 for 2026 and $107,159 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2026 and $1,627,131 for 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,500 for 2026 and $13,020 for 2025.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2026 and $0 for 2025.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Nomura Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2026 and $16,391,075 for 2025.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are attached herewith.

Fixed income mutual fund
Nomura Emerging Markets Debt Corporate Fund
(formerly, Macquarie Emerging Markets Debt Corporate Fund)
Financial statements and other information
For the year ended July 31, 2026

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at nomuraassetmanagement.com/literature.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund	July 31, 2026
	Principal amount°	Value (US $)
Corporate Bonds — 88.13%Δ
Angola — 0.74%
Azule Energy Finance 144A 8.125% 1/23/30 #	525,000	$ 533,281
		533,281
Argentina — 3.72%
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #	536,309	565,775
IRSA Inversiones y Representaciones 144A 8.00% 3/31/35 #	475,000	492,480
Pluspetrol 144A 8.50% 5/30/32 #	520,000	551,148
Telecom Argentina 144A 9.25% 5/28/33 #	500,000	536,515
Transportadora de Gas del Sur 144A 7.75% 11/20/35 #	520,000	540,020
		2,685,938
Armenia — 0.58%
Ardshinbank CJSC Via Dilijan Finance 144A 6.60% 1/22/31 #	415,000	415,549
		415,549
Brazil — 6.96%
Azul Secured Finance 144A 9.875% 2/15/31 #	465,000	430,706
Constellation Oil Services Holding 144A 7.70% 8/3/33 #	560,000	564,200
Embraer Netherlands Finance 5.40% 1/9/38	545,000	518,704
LD Celulose International 144A 7.95% 1/26/32 #	595,000	620,055
MV24 Capital 144A 6.748% 6/1/34 #	457,028	462,923
Nova Securitisation 144A 6.50% 2/3/36 #	740,000	678,411
Petrobras Global Finance 6.75% 1/27/41	620,000	608,639
PRIO Luxembourg Holding 144A 6.75% 10/15/30 #	455,000	453,976
Raizen Fuels Finance
144A 6.25% 7/8/32 #	525,000	279,484
144A 6.95% 3/5/54 #	760,000	404,989
		5,022,087
Chile — 1.68%
Chile Electricity Lux MPC 144A 6.01% 1/20/33 #	596,475	606,705
Latam Airlines Group 144A 7.875% 4/15/30 #	585,000	603,954
		1,210,659
China — 0.76%
Alibaba Group Holding
2.70% 2/9/41	245,000	174,871
5.25% 5/26/35	375,000	375,980
		550,851
Colombia — 3.90%
Banco Davivienda 144A 8.125% 7/2/35 #, μ	495,000	508,860
Ecopetrol 5.875% 11/2/51	635,000	490,376
    1

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund
	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Colombia (continued)
Grupo Nutresa 144A 8.00% 5/12/30 #	515,000	$ 543,840
Promigas 144A 7.75% 6/24/56 #, μ	699,000	713,469
SierraCol Energy Andina 144A 9.00% 11/14/30 #	555,000	554,964
		2,811,509
Georgia — 2.23%
Bank of Georgia JSC 144A 6.50% 6/3/31 #	657,000	651,674
Georgia Global Utilities JSC 144A 8.875% 7/25/29 #	395,000	405,740
TBC Bank JSC 144A 10.25% 7/30/29 #, μ, ψ	510,000	548,050
		1,605,464
Guatemala — 2.10%
Energuate Trust 2.0 144A 6.35% 9/15/35 #	600,000	591,550
Millicom International Cellular 144A 7.375% 4/2/32 #	419,000	429,583
Mobiliare Latam 144A 6.75% 11/10/32 #	495,000	495,962
		1,517,095
Hong Kong — 2.96%
AIA Group 144A 5.375% 4/5/34 #	310,000	310,343
Celestial Dynasty 6.375% 8/22/28 ■	535,000	533,431
FWD Group Holdings
144A 5.252% 9/22/30 #	285,000	283,176
144A 5.836% 9/22/35 #	375,000	369,439
Standard Chartered
144A 6.301% 1/9/29 #, μ	240,000	244,795
144A 7.625% 1/16/32 #, μ, ψ	375,000	392,062
		2,133,246
India — 5.34%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	330,000	309,903
Adani Ports & Special Economic Zone 144A 3.10% 2/2/31 #	375,000	336,796
Adani Renewable Energy RJ 144A 4.625% 10/15/39 #	666,187	568,014
CGE Treasury Ifsc 144A 7.875% 7/28/31 #	610,000	609,956
Future Retail 144A 5.60% 1/22/25 #, ‡	425,000	1,067
ICICI Bank 144A 5.459% 7/30/31 #	685,000	688,542
Muthoot Finance 144A 6.375% 3/2/30 #	595,000	590,893
Vedanta Resources Finance II 144A 7.00% 7/13/32 #	745,000	745,993
		3,851,164
Indonesia — 2.80%
Cikarang Listrindo 144A 5.65% 3/12/35 #	565,000	556,583
Freeport Indonesia 144A 5.315% 4/14/32 #	330,000	323,264
Indofood CBP Sukses Makmur 3.398% 6/9/31 ■	670,000	607,377
2

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Indonesia (continued)
Sorik Marapi Geothermal Power 144A 7.75% 8/5/31 #	527,314	$ 529,118
		2,016,342
Israel — 3.26%
Bank Hapoalim 144A 5.252% 1/14/33 #	520,000	510,861
Bank Leumi Le-Israel 144A 7.129% 7/18/33 #, μ	450,000	458,701
ICL Group 144A 6.036% 6/16/36 #	990,000	977,308
Israel Electric 144A 5.633% 1/28/38 #	410,000	402,987
		2,349,857
Jamaica — 1.89%
Digicel International Finance 144A 8.625% 8/1/32 #	675,000	697,489
Kingston Airport Revenue Finance 144A 6.75% 12/15/36 #	674,303	667,897
		1,365,386
Kazakhstan — 0.71%
Kaspi.KZ JSC 144A 6.25% 3/26/30 #	505,000	509,398
		509,398
Kuwait — 0.28%
NBK SPC 144A 1.625% 9/15/27 #, μ	200,000	199,146
		199,146
Macao — 2.44%
Melco Resorts Finance 144A 7.625% 4/17/32 #	565,000	576,914
Sands China
3.25% 8/8/31	365,000	330,278
4.375% 6/18/30	290,000	279,541
Wynn Macau 144A 6.75% 2/15/34 #	585,000	575,156
		1,761,889
Madagascar — 0.52%
Axian Telecom Holding & Management 144A 7.25% 7/11/30 #	375,000	378,935
		378,935
Malaysia — 0.43%
MISC Capital Two Labuan 144A 3.75% 4/6/27 #	310,000	307,973
		307,973
Mexico — 5.88%
Banco Nacional De Mexico 144A 6.697% 8/7/36 #, μ	535,000	527,644
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 8.125% 1/8/39 #, μ	325,000	341,814
Bimbo Bakeries USA 144A 6.40% 1/15/34 #	395,000	416,283
COX Asset Mexico 144A 7.75% 5/8/36 #	570,000	572,280
    3

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund
	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Mexico (continued)
Esentia Energy Development
144A 6.125% 7/30/33 #	525,000	$ 514,972
144A 6.50% 7/30/38 #	425,000	407,044
FIBRA Prologis 144A 5.50% 11/26/35 #	525,000	499,905
FIEMEX Energia - Banco Actinver Institucion de Banca Multiple 144A 7.25% 1/31/41 #	491,243	488,516
Trust 2401 144A 7.70% 1/23/32 #	447,000	472,796
		4,241,254
Morocco — 1.29%
OCP
144A 5.125% 6/23/51 #	655,000	501,685
144A 7.368% 4/22/36 #, μ, ψ	440,000	432,220
		933,905
Nigeria — 2.27%
Access Bank 144A 6.125% 9/21/26 #	415,000	415,094
Africa Finance 144A 5.55% 10/8/29 #	545,000	549,904
IHS Holding 144A 8.25% 11/29/31 #	645,000	673,018
		1,638,016
Oman — 0.88%
Bank Muscat SAOG 4.846% 10/1/30 ■	645,000	632,947
		632,947
Pakistan — 1.16%
Veon Midco
144A 6.95% 6/1/31 #	295,000	293,789
144A 7.45% 6/1/33 #	545,000	540,894
		834,683
Panama — 1.46%
Generadora de Gatun 144A 6.874% 9/30/44 #	560,000	561,388
Sable International Finance 144A 7.125% 10/15/32 #	495,000	489,457
		1,050,845
Paraguay — 0.62%
Ueno Bank 144A 6.70% 3/6/31 #	490,000	450,442
		450,442
Peru — 2.30%
InRetail Shopping Malls 144A 5.65% 10/16/32 #	565,000	559,237
Marcobre SAC 144A 5.75% 1/22/36 #	570,000	559,027
Volcan Cia Minera 144A 8.50% 10/28/32 #	521,000	538,141
		1,656,405
4

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Philippines — 0.61%
International Container Terminal Services 4.75% 6/17/30 ■	445,000	$ 441,292
		441,292
Poland — 0.77%
Orlen 144A 6.00% 1/30/35 #	540,000	552,191
		552,191
Qatar — 0.87%
CBQ Finance 4.625% 9/10/30 ■	650,000	630,918
		630,918
Saudi Arabia — 3.37%
Al Rajhi Sukuk 5.651% 3/16/36 μ, ■	435,000	428,343
Green Palm Bidco 144A 5.957% 6/30/41 #	610,000	598,185
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #	430,000	437,370
Saudi Arabian Oil 144A 5.75% 7/17/54 #	560,000	502,931
SNB Funding 6.00% 6/24/35 μ, ■	465,000	464,667
		2,431,496
Serbia — 0.66%
Telecommunications Telekom Srbija AD Belgrade 144A 7.00% 10/28/29 #	480,000	478,457
		478,457
Singapore — 1.89%
Japfa 144A 7.95% 5/12/31 #	470,000	470,385
Oversea-Chinese Banking 144A 4.55% 9/8/35 #, μ	910,000	890,513
		1,360,898
South Africa — 2.77%
Anglo American Capital 144A 5.25% 3/19/36 #	570,000	553,370
Bidvest Group UK 144A 6.20% 9/17/32 #	495,000	498,614
Sasol Financing USA 144A 8.75% 4/10/33 #	435,000	454,912
Sibanye-Stillwater UK Financing 144A 6.25% 11/15/31 #	500,000	492,963
		1,999,859
South Korea — 2.84%
Hyundai Capital Services 144A 5.25% 1/22/28 #	495,000	497,988
Kookmin Bank 144A 2.50% 11/4/30 #	670,000	603,285
Korea Hydro & Nuclear Power 144A 4.50% 6/16/31 #	530,000	520,638
Shinhan Bank 144A 5.75% 4/15/34 #	420,000	425,785
		2,047,696
Taiwan — 2.07%
Nanshan Life Pte 5.875% 3/17/41 μ, ■	700,000	674,280
TSMC Arizona 2.50% 10/25/31	645,000	576,636
    5

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund
	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Taiwan (continued)
TSMC Global 144A 2.25% 4/23/31 #	270,000	$ 241,622
		1,492,538
Tanzania — 1.55%
AngloGold Ashanti Holdings 6.50% 4/15/40	395,000	409,031
HTA Group
144A 6.75% 4/1/31 #	460,000	464,167
144A 7.50% 6/4/29 #	240,000	245,548
		1,118,746
Thailand — 2.11%
Bangkok Bank
144A 3.466% 9/23/36 #, μ	465,000	419,473
144A 4.507% 11/26/30 #	430,000	421,834
GC Treasury Center 144A 7.125% 3/10/35 #, μ, ψ	690,000	679,483
		1,520,790
Türkiye — 4.37%
Akbank TAS 144A 7.95% 2/19/31 #, μ, ψ	635,000	611,576
GDZ Elektrik Dagitim 144A 9.00% 10/15/29 #	480,000	460,770
QNB Bank 10.75% 11/15/33 μ, ■	400,000	431,732
Turkcell Iletisim Hizmetleri 144A 7.45% 1/24/30 #	460,000	470,974
Turkiye Garanti Bankasi 144A 8.375% 2/28/34 #, μ	635,000	644,710
Yapi ve Kredi Bankasi 144A 7.55% 6/11/36 #, μ	545,000	533,762
		3,153,524
Ukraine — 0.79%
MHP Lux 144A 10.50% 7/28/29 #	545,000	567,336
		567,336
United Arab Emirates — 2.52%
Aldar Properties PJSC 144A 5.875% 4/14/56 #, μ	475,000	436,080
Dhafrah Pv2 Energy 144A 5.794% 6/30/53 #	622,506	603,279
Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #	550,991	487,586
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	355,052	287,444
		1,814,389
Vietnam — 0.62%
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	457,125	450,851
		450,851
Zambia — 1.16%
First Quantum Minerals
144A 6.375% 2/15/36 #	375,000	363,111
6

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Zambia (continued)
First Quantum Minerals
144A 7.25% 2/15/34 #	465,000	$ 474,014
		837,125
Total Corporate Bonds (cost $64,826,145)		63,562,372

Government Agency Obligations — 3.46%Δ
Kazakhstan — 0.64%
Kazakhstan Temir Zholy National JSC 144A 5.25% 4/29/36 #	490,000	464,665
		464,665
Mexico — 0.49%
Comision Federal de Electricidad 144A 6.50% 1/28/51 #	370,000	351,914
		351,914
Panama — 0.73%
Banco Nacional de Panama 144A 2.50% 8/11/30 #	595,000	525,803
		525,803
Saudi Arabia — 1.03%
Avilease Capital 144A 5.50% 6/30/31 #	750,000	746,129
		746,129
United Arab Emirates — 0.57%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	480,000	411,535
		411,535
Total Government Agency Obligations (cost $2,568,523)		2,500,046

Sovereign Bonds — 2.38%Δ
Ecuador — 0.42%
Ecuador Government International Bonds 144A 9.25% 1/29/39 #	300,000	299,250
		299,250
Hungary — 0.54%
MFB Magyar Fejlesztesi Bank 6.50% 6/29/28 ■	380,000	389,009
		389,009
Mongolia — 0.64%
Development Bank of Mongolia 144A 6.90% 7/2/31 #	466,000	462,176
		462,176
    7

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Philippines — 0.78%
Philippine Government International Bonds 5.325% 6/24/36	575,000	$ 563,499
		563,499
Total Sovereign Bonds (cost $1,714,508)		1,713,934

Supranational Banks — 1.45%Δ
African Development Bank
5.75% 5/7/34 μ, ψ	245,000	240,424
5.875% 5/7/35 μ, ψ	300,000	294,430
Corp Andina de Fomento 144A 6.75% 6/17/30 #, μ, ψ	500,000	513,775
Total Supranational Banks (cost $1,044,254)		1,048,629
	Number of shares
Common Stocks — 0.68%Δ
China — 0.11%
Sunac China Holdings †	1,097,042	77,026
		77,026
Mexico — 0.57%
Grupo Aeromexico †	3	5
Grupo Aeromexico ADR †	26,715	411,411
		411,416
Total Common Stocks (cost $323,210)		488,442

Short-Term Investments — 3.34%
Money Market Mutual Funds — 3.34%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.56%)	601,276	601,276
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.55%)	601,275	601,275
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.63%)	601,275	601,275
8

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.59%)	601,276	$ 601,276
Total Short-Term Investments (cost $2,405,102)		2,405,102
Total Value of Securities—99.44% (cost $72,881,742)		71,718,525

Receivables and Other Assets Net of Liabilities — 0.56%		404,350
Net Assets Applicable to 9,385,408 Shares Outstanding — 100.00%		$72,122,875
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2026, the aggregate value of Rule 144A securities was $58,728,576, which represents 81.43% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2026. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
■	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933, as amended.
‡	Security is currently in default.
†	Non-income producing security.
    9

Schedule of investments
Nomura Emerging Markets Debt Corporate Fund
Summary of abbreviations:
AD – Akcionarsko Drustvo
ADR – American Depositary Receipt
CJSC – Closed Joint Stock Company
JSC – Joint Stock Company
PJSC – Private Joint Stock Company
RJ – Rajasthan
SAOG – Societe Anonyme Omanaise Generale
TAS – Turk Anonim Sirketi
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.
10

Statement of assets and liabilities
Nomura Emerging Markets Debt Corporate Fund	July 31, 2026
Assets:
Investments, at value*	$71,718,525
Foreign currencies, at valueΔ	6
Cash	26,880
Dividends and interest receivable	970,352
Receivable for fund shares sold	71,316
Prepaid expenses	31,706
Other assets	558
Total Assets	72,819,343
Liabilities:
Payable for securities purchased	561,367
Accounting and administration expenses payable to non-affiliates	41,691
Audit and tax fees payable	37,825
Other accrued expenses	27,912
Investment management fees payable to affiliates	14,902
Payable for fund shares redeemed	10,944
Accounting and administration expenses payable to affiliates	676
Dividend disbursing and transfer agent fees and expenses payable to affiliates	524
Distribution fees payable to affiliates	481
Legal fees payable to affiliates	146
Total Liabilities	696,468
Total Net Assets	$72,122,875

Net Assets Consist of:
Paid-in capital	$81,458,976
Total distributable earnings (loss)	(9,336,101)
Total Net Assets	$72,122,875
    11

Statement of assets and liabilities
Nomura Emerging Markets Debt Corporate Fund

Net Asset Value

Class A:
Net assets	$1,104,791
Shares of beneficial interest outstanding, unlimited authorization, no par	143,516
Net asset value per share	$7.70
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.06

Class C:
Net assets	$281,797
Shares of beneficial interest outstanding, unlimited authorization, no par	36,539
Net asset value per share	$7.71

Institutional Class:
Net assets	$70,736,287
Shares of beneficial interest outstanding, unlimited authorization, no par	9,205,353
Net asset value per share	$7.68
*Investments, at cost	$72,881,742
ΔForeign currencies, at cost	6
See accompanying notes, which are an integral part of the financial statements.
12

Statement of operations
Nomura Emerging Markets Debt Corporate Fund	Year ended July 31, 2026
Investment Income:
Interest	$5,880,453
Dividends	164,951
6,045,404

Expenses:
Management fees	725,008
Distribution expenses — Class A	2,881
Distribution expenses — Class C	3,208
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	89,417
Accounting and administration expenses	87,177
Registration fees	65,541
Audit and tax fees	56,799
Legal fees	30,103
Reports and statements to shareholders expenses	27,927
Custodian fees	7,244
Trustees’ fees	5,457
Other	15,835
1,116,597
Less expenses waived	(341,499)
Less expenses paid indirectly	(5,333)
Total operating expenses	769,765
Net Investment Income (Loss)	5,275,639

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,032,921
Foreign currencies	5,027
Swap contracts	(20,098)
Net realized gain (loss)	2,017,850

Net change in unrealized appreciation (depreciation) on:
Investments	(2,610,696)
Foreign currencies	1
Swap contracts	12,982
Net change in unrealized appreciation (depreciation)	(2,597,713)
Net Realized and Unrealized Gain (Loss)	(579,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,695,776
See accompanying notes, which are an integral part of the financial statements.
    13

Statements of changes in net assets
Nomura Emerging Markets Debt Corporate Fund
	Year ended
	7/31/26	7/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,275,639	$5,605,707
Net realized gain (loss)	2,017,850	681,610
Net change in unrealized appreciation (depreciation)	(2,597,713)	726,869
Net increase (decrease) in net assets resulting from operations	4,695,776	7,014,186

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(63,384)	(57,480)
Class C	(14,858)	(13,130)
Institutional Class	(5,359,457)	(5,405,945)
	(5,437,699)	(5,476,555)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	430,438	582,119
Class C	3,183	306,658
Institutional Class	48,251,483	30,072,663

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	63,384	57,370
Class C	14,732	13,001
Institutional Class	5,300,295	5,155,416
	54,063,515	36,187,227
Cost of shares redeemed:
Class A	(383,788)	(556,086)
Class C	(115,333)	(103,425)
Institutional Class	(75,950,263)	(32,495,465)
	(76,449,384)	(33,154,976)
Increase (decrease) in net assets derived from capital share transactions	(22,385,869)	3,032,251
Net Increase (Decrease) in Net Assets	(23,127,792)	4,569,882

Net Assets:
Beginning of year	95,250,667	90,680,785
End of year	$72,122,875	$95,250,667
See accompanying notes, which are an integral part of the financial statements.
14

This page intentionally left blank.

Financial highlights
Nomura Emerging Markets Debt Corporate Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
16

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.78	$7.66	$7.45	$7.35	$8.91

0.40	0.44	0.45	0.40	0.32
(0.05)	0.12	0.20	0.08	(1.52)
0.35	0.56	0.65	0.48	(1.20)

(0.43)	(0.44)	(0.44)	(0.38)	(0.31)
—	—	—	—	(0.05)
(0.43)	(0.44)	(0.44)	(0.38)	(0.36)

$7.70	$7.78	$7.66	$7.45	$7.35

4.56%	7.49%	9.07%	6.74%	(13.83%)

$1,105	$1,010	$910	$753	$767
1.04%	1.04%	1.04%	1.04%	1.04%
1.39%	1.35%	1.26%	1.44%	1.43%
5.15%	5.77%	6.02%	5.47%	3.87%
4.80%	5.46%	5.80%	5.07%	3.48%
106%	89%	94%	67%	55%
17

Financial highlights
Nomura Emerging Markets Debt Corporate Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
18

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.79	$7.67	$7.44	$7.34	$8.90

0.35	0.37	0.39	0.34	0.25
(0.06)	0.13	0.20	0.09	(1.51)
0.29	0.50	0.59	0.43	(1.26)

(0.37)	(0.38)	(0.36)	(0.33)	(0.25)
—	—	—	—	(0.05)
(0.37)	(0.38)	(0.36)	(0.33)	(0.30)

$7.71	$7.79	$7.67	$7.44	$7.34

3.74%	6.67%	8.19%	5.98%	(14.46%)

$282	$381	$159	$244	$210
1.79%	1.79%	1.79%	1.79%	1.79%
2.14%	2.10%	2.01%	2.19%	2.18%
4.41%	4.80%	5.27%	4.72%	3.12%
4.06%	4.49%	5.05%	4.32%	2.73%
106%	89%	94%	67%	55%
19

Financial highlights
Nomura Emerging Markets Debt Corporate Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
20

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.76	$7.64	$7.44	$7.34	$8.90

0.43	0.46	0.47	0.42	0.34
(0.06)	0.11	0.20	0.08	(1.51)
0.37	0.57	0.67	0.50	(1.17)

(0.45)	(0.45)	(0.47)	(0.40)	(0.34)
—	—	—	—	(0.05)
(0.45)	(0.45)	(0.47)	(0.40)	(0.39)

$7.68	$7.76	$7.64	$7.44	$7.34

4.81%	7.75%	9.34%	7.01%	(13.60%)

$70,736	$93,860	$89,612	$86,966	$96,027
0.79%	0.79%	0.79%	0.79%	0.79%
1.14%	1.10%	1.01%	1.19%	1.18%
5.46%	6.01%	6.27%	5.72%	4.12%
5.11%	5.70%	6.05%	5.32%	3.73%
106%	89%	94%	67%	55%
21

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund	July 31, 2026
Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Nomura Emerging Markets Debt Corporate Fund (formerly, Macquarie Emerging Markets Debt Corporate Fund through November 30, 2025) and Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund through November 30, 2025). These financial statements and the related notes pertain to Nomura Emerging Markets Debt Corporate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as the Fund's valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap
22

curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Fund investments. DMC has established a pricing committee (Pricing Committee) to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Fund may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2026, and for all open tax years (years ended July 31, 2023–July 31, 2025), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended July 31, 2026, the Fund did not incur any interest or tax penalties.
    23

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
1. Significant Accounting Policies (continued)
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker/dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
24

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares and pays the dividends from net investment income monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Dividends and distributions, if any, are recorded on the ex-dividend date.
Segment Reporting — In November 2023, FASB issued Accounting Standards Update (ASU), ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund's Chief Executive Officer and Chief Financial Officer act as the Fund's chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment since the Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Fund's portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Fund's financial statements.
Recent Accounting Standard — The Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of July 31, 2026. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific
    25

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
1. Significant Accounting Policies (continued)
categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. During the year ended July 31, 2026, the Fund did not pay a material amount of foreign or US federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2026, the Fund earned $5,299 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2026, the Fund earned $34 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Fund's investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Fund shareholders approved a new investment advisory agreement for the Fund. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Fund's name change to Nomura Emerging Markets Debt Corporate Fund went effective.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.79% of the Fund’s average daily net
26

assets from August 1, 2025 through November 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from August 1, 2025 through November 30, 2026, unless terminated by agreement of DMC and the Fund, is as follows:
Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Institutional Class
1.04%	1.79%	0.79%
Prior to the Closing Date, DMC sought investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (each, a Prior Affiliated Sub-Advisor and together, the Prior Affiliated Sub Advisors). DMC also permitted these Prior Affiliated Sub-Advisors to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize a Prior Affiliated Sub-Advisor’s specialized market knowledge. Although the Prior Affiliated Sub-Advisors served as sub-advisors, DMC had ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, paid each Prior Affiliated Sub-Advisor a portion of its investment management fee. As of the Closing Date, each Prior Affiliated Sub-Advisor no longer serves as a sub-advisor to the Fund.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2026, the Fund paid $8,532 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Nomura Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Nomura Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended July 31, 2026, the Fund paid
    27

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
$6,921 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% and 1.00% of the average daily net assets of the Class A and Class C shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended July 31, 2026, the Fund paid $1,786 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended July 31, 2026, DDLP earned $41 for commissions on sales of the Fund’s Class A shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
3. Investments
For the year ended July 31, 2026, the Fund made purchases and sales of investment securities other than short-term investments and US government securities as follows:
Purchases	$96,320,560
Sales	120,383,899
28

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2026, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$72,919,356
Aggregate unrealized appreciation of investments	$831,660
Aggregate unrealized depreciation of investments	(2,032,491)
Net unrealized depreciation of investments	$(1,200,831)
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each of the Fund’s investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based
    29

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
3. Investments (continued)
upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2026:
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
China	$—	$77,026	$77,026
Mexico	411,416	—	411,416
Corporate Bonds	—	63,562,372	63,562,372
Government Agency Obligations	—	2,500,046	2,500,046
Sovereign Bonds	—	1,713,934	1,713,934
Supranational Banks	—	1,048,629	1,048,629
Short-Term Investments	2,405,102	—	2,405,102
Total Value of Securities	$2,816,518	$68,902,007	$71,718,525
As a result of utilizing international fair value pricing at July 31, 2026, a portion of the common stock in the portfolio was categorized as Level 2.
During the year ended July 31, 2026, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning of the year. As of July 31, 2026, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2026 and 2025 were as follows:
	Year ended
	7/31/26	7/31/25
Ordinary income	$5,437,699	$5,476,555
30

5. Components of Net Assets on a Tax Basis
As of July 31, 2026, the components of net assets on a tax basis were as follows:
Paid-in capital	$81,458,976
Undistributed ordinary income	6,351
Capital loss carryforwards	(8,141,604)
Unrealized appreciation (depreciation) of investments	(1,200,848)
Net assets	$72,122,875
Difference between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation of foreign currency.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications were due to the tax treatment of unrealized on callable bonds. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2026, the adjustments were to decrease total distributable earnings (loss) and increase paid-in-capital by $6,206.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2026, capital loss carryforwards available to offset future realized capital gains are as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 960,611	$7,180,993	$ 8,141,604
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	7/31/26	7/31/25
Shares sold:
Class A	54,871	75,622
Class C	410	39,939
Institutional Class	6,159,074	3,922,672

Shares issued upon reinvestment of dividends and distributions:
Class A	8,106	7,469
Class C	1,880	1,693
Institutional Class	678,523	672,402
	6,902,864	4,719,797
    31

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
6. Capital Shares (continued)
	Year ended
	7/31/26	7/31/25

Shares redeemed:
Class A	(49,244)	(72,137)
Class C	(14,689)	(13,383)
Institutional Class	(9,719,994)	(4,229,131)
	(9,783,927)	(4,314,651)
Net increase (decrease)	(2,881,063)	405,146
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the table above and on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2026 and 2025, the Fund had the following exchange transactions:
	Exchange Redemptions	Exchange Subscriptions
	Class C Shares	Class A Shares	Value
Year ended
7/31/26	269	269	$2,115
7/31/25	191	191	1,474
7. Line of Credit
The Fund, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Fund had no amounts outstanding as of July 31, 2026, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit
32

events, to enhance total return, or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between the Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended July 31, 2026, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2026, the Fund did not enter into any CDS contracts as a seller of protection.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at July 31, 2026.
During the year ended July 31, 2026, the Fund used CDS contracts to hedge against credit events.
    33

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
8. Derivatives (continued)
During the year ended July 31, 2026, the Fund experienced net realized and unrealized gains or losses attributable to swap contracts holdings, which are disclosed on the “Statement of operations.”
The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2026:
	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional amount)*	1,532,968	—
*Long represents buying protection and short represents selling protection.
 9. Securities Lending
The Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and
34

asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended July 31, 2026, the Fund had no securities out on loan.
10. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's Financial Services LLC, Baa3 by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of
    35

Notes to financial statements
Nomura Emerging Markets Debt Corporate Fund
10. Credit and Market Risks (continued)
credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statement of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown.
36

However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2026, that would require recognition or disclosure in the Fund’s financial statements.
    37

Report of independent registered public accounting firm
To the Shareholders of Nomura Emerging Markets Debt Corporate Fund and Board of Trustees of Delaware Group Government Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura Emerging Markets Debt Corporate Fund (formerly Macquarie Emerging Markets Debt Corporate Fund) (the “Fund”), a series of Delaware Group Government Fund, as of July 31, 2026, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended July 31, 2025, and prior, were audited by other auditors whose report dated September 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies advised by Delaware Management Company since 2025.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
September 29, 2026
38

Other Fund information (Unaudited)
Nomura Emerging Markets Debt Corporate Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended July 31, 2026, the Fund reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund's total distributions.
For the fiscal year ended July 31, 2026, certain distributions paid by the Fund, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2026, the Fund has reported maximum distributions of Qualified Interest Income of $319,081.
The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 94.37%.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Change in Independent Registered Public Accounting Firm
At a meeting held on May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP (PwC) and approved the appointment of Cohen & Company, Ltd. (Cohen & Co) to serve as the independent registered public accounting firm for Nomura Emerging Markets Debt Corporate Fund (formerly, Macquarie Emerging Markets Debt Corporate Fund) (the "Fund") for the fiscal year ending July 31, 2026.
PwC’s reports on the financial statements for the fiscal years ended July 31, 2024 and July 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In addition, during the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, (i) there were no disagreements between the
    39

Other Fund information (Unaudited)
Nomura Emerging Markets Debt Corporate Fund
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Fund and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, neither the Board nor anyone on its behalf has consulted with Cohen & Co at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
The Fund has provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Fund with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated October 2, 2026, is attached as Exhibit 99 to this N-CSR.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Not applicable.
40

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Nomura Funds
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Nomura Funds
Attention: 534437
1350 Penn Avenue, Suite 102
Pittsburgh, PA 15222
Nomura Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Nomura Asset Management, unless otherwise stated, refers to the Nomura Asset Management International business. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds mutual funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT. The Nomura Funds exchange-traded funds are distributed by Foreside Financial Services, LLC. Foreside Financial Services, LLC is not affiliated with any Nomura entity, including Delaware Management Company and Delaware Distributors, L.P.
(5871783)
AR-DEDIX-0926
This page is not part of the financial statements and other information.

Fixed income mutual fund
Nomura Strategic Income Fund
(formerly, Macquarie Strategic Income Fund)
Financial statements and other information
For the year ended July 31, 2026

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at nomuraassetmanagement.com/literature.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.

Schedule of investments
Nomura Strategic Income Fund	July 31, 2026
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.01%
Fannie Mae REMICs Series 2014-34 MA 3.00% 2/25/44	11,586	$ 11,447
GNMA Series 2015-151 KC 3.50% 4/20/34	5,610	5,443
Total Agency Collateralized Mortgage Obligations (cost $17,654)		16,890

Collateralized Loan Obligations — 21.88%
720 East CLO IX Series 2026-9A E 144A 9.212% (TSFR03M + 5.50%, Floor 5.50%) 4/20/39 #, •	1,000,000	1,001,913
AGL CLO 32 Series 2024-32A D1 144A 6.634% (TSFR03M + 2.90%, Floor 2.90%) 7/21/37 #, •	1,000,000	987,440
AIMCO CLO 16 Series 2021-16A ER2 144A 8.705% (TSFR03M + 4.95%, Floor 4.95%) 7/17/39 #, •	1,000,000	1,000,000
AIMCO CLO 17 Series 2022-17A D1R 144A 6.633% (TSFR03M + 2.90%, Floor 2.90%) 7/20/37 #, •	1,000,000	1,004,535
AIMCO CLO 18
Series 2022-18A D1R 144A 6.579% (TSFR03M + 2.85%, Floor 2.85%) 7/20/37 #, •	500,000	499,125
Series 2022-18AR D1R2 144A 0.00% (TSFR03M + 2.40%, Floor 2.40%) 7/20/39 #, •, ^	1,000,000	1,000,000

AMMC CLO 31 Series 2025-31A D 144A 6.679% (TSFR03M + 2.95%, Floor 2.95%) 2/20/38 #, •	750,000	754,585
Apidos CLO LVIII Series 2026-58A E 144A 0.00% (TSFR03M + 4.90%, Floor 4.90%) 10/20/39 #, •, ^	1,000,000	1,000,000
Apidos CLO XL Series 2022-40A D1R 144A 6.653% (TSFR03M + 2.90%, Floor 2.90%) 7/15/37 #, •	2,000,000	2,011,378
Bain Capital Credit CLO Series 2017-2A CR3 144A 6.01% (TSFR03M + 2.20%, Floor 2.20%) 7/25/37 #, •	2,000,000	1,999,196
Barings CLO
Series 2024-2A C 144A 5.753% (TSFR03M + 2.00%, Floor 2.00%) 7/15/39 #, •	1,000,000	1,000,960
Series 2024-2A D 144A 6.903% (TSFR03M + 3.15%, Floor 3.15%) 7/15/39 #, •	1,000,000	999,334
Series 2024-5A D2 144A 7.853% (TSFR03M + 4.10%, Floor 4.10%) 7/15/38 #, •	500,000	497,629

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Bear Mountain Park CLO Series 2022-1A CR 144A 5.753% (TSFR03M + 2.00%, Floor 2.00%) 7/15/37 #, •	2,000,000	$ 2,001,946
Benefit Street Partners CLO Series 2015-6BR ER 144A 8.479% (TSFR03M + 4.75%, Floor 4.75%) 4/20/38 #, •	875,000	859,681
Benefit Street Partners CLO XII-B Series 2017-12BRA D1 144A 6.803% (TSFR03M + 3.05%, Floor 3.05%) 10/15/37 #, •	1,000,000	1,001,113
Benefit Street Partners CLO XXVIII Series 2022-28A D1R 144A 6.629% (TSFR03M + 2.90%, Floor 2.90%) 10/20/37 #, •	1,000,000	1,005,944
Benefit Street Partners CLO XXXII Series 2023-32A ER 144A 8.51% (TSFR03M + 4.70%, Floor 4.70%) 10/25/38 #, •	800,000	792,000
Carlyle US CLO
Series 2024-4A C 144A 5.879% (TSFR03M + 2.15%, Floor 2.15%) 7/20/37 #, •	1,500,000	1,499,128
Series 2024-4A D 144A 6.929% (TSFR03M + 3.20%, Floor 3.20%) 7/20/37 #, •	1,000,000	1,006,666
Series 2026-4A E 144A 0.00% (TSFR03M + 5.10%, Floor 5.10%) 7/20/39 #, •, ^	1,000,000	1,000,000

Dryden 109 CLO Series 2022-109A DR 144A 6.453% (TSFR03M + 2.70%, Floor 2.70%) 4/15/38 #, •	1,000,000	996,962
Dryden 123 CLO Series 2025-123A E 144A 8.603% (TSFR03M + 4.85%, Floor 4.85%) 4/15/38 #, •	1,000,000	999,178
Elmwood CLO 37 Series 2024-13A D1 144A 6.35% (TSFR03M + 2.60%, Floor 2.60%) 1/17/38 #, •	1,000,000	998,208
Elmwood CLO V Series 2020-2A D1RR 144A 6.879% (TSFR03M + 3.15%, Floor 3.15%) 10/20/37 #, •	1,000,000	1,005,844
Golub Capital Partners CLO 76 B Series 2024-76A D1 144A 6.71% (TSFR03M + 2.90%, Floor 2.90%) 10/25/37 #, •	1,000,000	1,001,759
Honey Hill Park CLO Series 2026-1A E 144A 8.22% (TSFR03M + 4.50%, Floor 4.50%) 4/24/39 #, •	1,000,000	989,326
Invesco US CLO Series 2023-4A ER 144A 9.479% (TSFR03M + 5.75%, Floor 5.75%) 1/18/39 #, •	400,000	399,688

	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Kennedy Lewis CLO 10 Series 2022-10A D1R 144A 6.583% (TSFR03M + 2.85%, Floor 2.85%) 1/22/38 #, •	1,500,000	$ 1,498,228
Lewey Park CLO Series 2024-1A D1 144A 6.684% (TSFR03M + 2.95%, Floor 2.95%) 10/21/37 #, •	1,500,000	1,497,320
Madison Park Funding XLVI Series 2020-46A DRR 144A 6.503% (TSFR03M + 2.75%) 10/15/34 #, •	1,250,000	1,195,348
Madison Park Funding XXX Series 2018-30A D1R 144A 6.993% (TSFR03M + 3.20%, Floor 3.20%) 7/16/37 #, •	1,000,000	975,675
Magnetite XL Series 2024-40AR D1R 144A 0.00% (TSFR03M + 2.55%, Floor 2.55%) 7/15/39 #, •, ^	1,000,000	1,000,000
Magnetite XLV Series 2025-45A E 144A 8.253% (TSFR03M + 4.50%, Floor 4.50%) 4/15/38 #, •	850,000	844,215
Neuberger Berman Loan Advisers CLO 25 Series 2017-25A D1R2 144A 6.829% (TSFR03M + 3.10%, Floor 3.10%) 7/18/38 #, •	1,000,000	1,003,916
Oaktree CLO Series 2019-3A D1R2 144A 6.829% (TSFR03M + 3.10%, Floor 3.10%) 1/20/38 #, •	1,000,000	1,005,975
OHA Credit Funding 11 Series 2022-11A D1R 144A 6.579% (TSFR03M + 2.85%, Floor 2.85%) 7/19/37 #, •	1,000,000	999,919
OHA Loan Funding Series 2016-1A D1R2 144A 6.779% (TSFR03M + 3.05%, Floor 3.05%) 7/20/37 #, •	1,000,000	1,003,889
OZLM XIX Series 2017-19A CR3 144A 6.853% (TSFR03M + 3.10%, Floor 3.10%) 1/15/35 #, •	1,000,000	1,002,839
TCW CLO
Series 2019-2A D1R2 144A 6.729% (TSFR03M + 3.00%, Floor 3.00%) 1/20/38 #, •	1,000,000	972,225
Series 2022-1A ER 144A 10.229% (TSFR03M + 6.50%, Floor 6.50%) 1/20/38 #, •	1,000,000	930,012
Series 2024-2A D1 144A 7.05% (TSFR03M + 3.30%, Floor 3.30%) 7/17/37 #, •	1,000,000	986,982
Series 2024-3A D1A 144A 6.829% (TSFR03M + 3.10%, Floor 3.10%) 10/20/37 #, •	1,000,000	993,578

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)

Wellington Management CLO 2 Series 2024-2A DR 144A 7.029% (TSFR03M + 3.30%, Floor 3.30%) 4/20/39 #, •	1,000,000	$ 1,005,000
Wellington Management CLO 3 Series 2024-3A CR 144A 5.556% (TSFR03M + 1.75%, Floor 1.75%) 7/31/39 #, •	1,000,000	1,000,000
Total Collateralized Loan Obligations (cost $47,449,588)		47,228,659

Corporate Bonds — 63.69%
Automotive — 1.41%
American Axle & Manufacturing 144A 7.75% 10/15/33 #	1,253,000	1,234,765
Nissan Motor 144A 7.75% 7/17/32 #	325,000	335,885
Nissan Motor Acceptance 144A 6.125% 9/30/30 #	300,000	293,190
ZF North America Capital 144A 7.50% 3/24/31 #	1,163,000	1,171,930
		3,035,770
Banking — 7.96%
Akbank TAS 144A 7.498% 1/20/30 #	360,000	370,829
Banco Santander 8.00% 2/1/34 μ, ψ	1,600,000	1,705,077
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.621% 12/10/29 #	325,000	329,907
Bangkok Bank 144A 4.507% 11/26/30 #	380,000	372,783
Bank Hapoalim BM 144A 4.722% 7/14/29 #	300,000	294,898
Bank Muscat SAOG 4.846% 10/1/30 ■	400,000	392,526
Bank of Georgia JSC 144A 6.50% 6/3/31 #	400,000	396,757
Bank of New York Mellon 6.15% 9/20/31 μ, ψ	300,000	297,569
Barclays
7.625% 3/15/35 μ, ψ	1,035,000	1,070,365
9.625% 12/15/29 μ, ψ	735,000	811,877

CBQ Finance 4.625% 9/10/30 ■	400,000	388,257
Citibank 4.846% 6/18/32 μ	330,000	326,156
Citigroup
6.875% 8/15/30 μ, ψ	1,050,000	1,060,840
6.95% 2/15/30 μ, ψ	780,000	787,432
7.125% 8/15/29 μ, ψ	545,000	554,660

Credit Agricole 144A 5.186% 8/1/32 #, μ	280,000	278,096
Goldman Sachs Group
4.972% 6/3/32 μ	440,000	434,135
6.125% 11/10/34 μ, ψ	715,000	705,393
7.50% 5/10/29 μ, ψ	1,490,000	1,542,266

ICICI Bank 144A 5.459% 7/30/31 #	400,000	402,069

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)

NBK SPC 144A 1.625% 9/15/27 #, μ	430,000	$ 428,164
Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ	780,000	778,005
Oversea-Chinese Banking 144A 4.55% 9/8/35 #, μ	400,000	391,434
UBS Group
144A 7.00% 2/5/35 #, μ, ψ	1,885,000	1,875,805
144A 7.125% 8/10/34 #, μ, ψ	1,185,000	1,185,504
		17,180,804
Basic Industry — 4.61%
Ameritex Holdco Intermediate 144A 7.625% 8/15/33 #	1,175,000	1,210,773
Ashton Woods USA 144A 6.875% 8/1/33 #	250,000	249,749
Beazer Homes USA 144A 8.00% 1/15/32 #	250,000	255,561
Builders FirstSource 144A 6.375% 3/1/34 #	500,000	491,246
Celanese US Holdings 6.75% 4/15/33	795,000	811,046
Chemours 144A 7.875% 3/15/34 #	1,595,000	1,553,542
Cleveland-Cliffs 144A 7.00% 3/15/32 #	735,000	737,459
First Quantum Minerals 144A 6.375% 2/15/36 #	1,750,000	1,694,517
Novelis 144A 3.875% 8/15/31 #	2,300,000	2,089,038
Olin 144A 6.625% 4/1/33 #	225,000	220,465
Vedanta Resources Finance II 144A 7.00% 7/13/32 #	400,000	400,533
WR Grace Holdings 144A 7.00% 8/1/33 #	250,000	239,692
		9,953,621
Capital Goods — 6.14%
Bombardier 144A 7.45% 5/1/34 #	1,900,000	2,077,772
Clydesdale Acquisition Holdings 144A 6.75% 4/15/32 #	250,000	238,279
Cyprium 144A 6.375% 4/15/34 #	2,000,000	1,975,383
Efesto Bidco Efesto US 144A 7.50% 2/15/32 #	200,000	202,400
Goat Holdco 144A 6.75% 2/1/32 #	605,000	615,172
Manitowoc 144A 9.25% 10/1/31 #	515,000	546,100
Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	1,145,000	1,168,616
New Flyer Holdings 144A 9.25% 7/1/30 #	545,000	583,807
Sword Purchaser 144A 10.50% 4/15/34 #	1,730,000	1,789,754
TransDigm 144A 6.125% 7/31/34 #	4,100,000	4,059,075
		13,256,358
Communications — 2.98%
Axian Telecom Holding & Management 144A 7.25% 7/11/30 #	375,000	378,935
Digicel International Finance 144A 8.625% 8/1/32 #	1,750,000	1,808,305
IHS Holding 144A 6.25% 11/29/28 #	425,000	423,035
Sable International Finance 144A 7.125% 10/15/32 #	2,205,000	2,180,309

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
SBA Communications 5.15% 7/15/31	385,000	$ 382,532
Sitios Latinoamerica 144A 6.00% 11/25/29 #	420,000	427,560
Turkcell Iletisim Hizmetleri 144A 7.45% 1/24/30 #	425,000	435,138
Veon Midco 144A 6.95% 6/1/31 #	400,000	398,357
		6,434,171
Consumer Cyclical — 0.20%
Hyundai Capital Services 144A 5.25% 1/22/28 #	425,000	427,565
		427,565
Consumer Goods — 0.65%
Cerdia Finanz 144A 9.375% 10/3/31 #	825,000	733,640
Newell Brands 6.625% 5/15/32	300,000	303,727
Performance Food Group 144A 6.125% 9/15/32 #	375,000	376,528
		1,413,895
Consumer Non-Cyclical — 0.55%
Central American Bottling 144A 5.25% 4/27/29 #	405,000	396,271
Grupo Nutresa 144A 8.00% 5/12/30 #	400,000	422,400
Indofood CBP Sukses Makmur 3.398% 6/9/31 ■	400,000	362,613
		1,181,284
Electric — 3.50%
California Buyer 144A 6.375% 2/15/32 #	1,025,000	1,011,397
CGE Treasury Ifsc 144A 7.875% 7/28/31 #	400,000	399,972
Chile Electricity Lux MPC 144A 6.01% 1/20/33 #	330,000	335,659
Dominion Energy 6.625% 5/15/55 μ	180,000	181,447
Hawaiian Electric 144A 6.00% 10/1/33 #	696,000	683,146
Mexico Generadora de Energia 144A 5.50% 12/6/32 #	217,519	216,381
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	238,086	234,818
NRG Energy 144A 6.00% 1/15/36 #	4,100,000	4,013,674
Talen Energy Supply 144A 6.25% 2/1/34 #	500,000	490,653
		7,567,147
Energy — 9.63%
Ascent Resources Utica Holdings 144A 6.625% 7/15/33 #	250,000	251,250
Azule Energy Finance 144A 8.125% 1/23/30 #	400,000	406,309
Comstock Resources 144A 6.75% 3/1/29 #	225,000	221,177
Crescent Energy Finance 144A 7.375% 1/15/33 #	325,000	326,690
Delek Logistics Partners 144A 7.375% 6/30/33 #	665,000	680,465
Energy Transfer
6.50% 8/17/26 μ, ψ	1,352,000	1,352,378
6.55% 1/15/57 μ	200,000	197,548
6.70% 1/15/57 μ	285,000	280,923

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Genesis Energy
6.75% 3/15/34	891,000	$ 889,062
7.875% 5/15/32	220,000	227,322
8.00% 5/15/33	625,000	650,548

GNL Quintero 144A 4.634% 7/31/29 #	141,280	140,306
Harvest Midstream I 144A 6.75% 5/15/34 #	350,000	351,563
Hilcorp Energy I
144A 6.00% 2/1/31 #	865,000	843,713
144A 7.25% 2/15/35 #	1,000,000	992,582

Infinity Natural Resources 144A 7.625% 4/1/31 #	200,000	199,653
Moss Creek Resources Holdings 144A 8.25% 9/1/31 #	200,000	200,582
Nabors Industries 144A 9.125% 1/31/30 #	1,674,000	1,754,912
NGL Energy Operating 144A 8.375% 2/15/32 #	1,635,000	1,700,900
Noble Finance II 144A 6.25% 6/15/34 #	225,000	218,620
Northern Oil & Gas 144A 7.875% 10/15/33 #	250,000	250,379
PRIO Luxembourg Holding 144A 6.75% 10/15/30 #	400,000	399,100
Rio Grande LNG 144A 5.25% 6/30/31 #	180,000	177,834
Rockies Express Pipeline 144A 7.50% 7/15/38 #	1,090,000	1,151,507
SESI 144A 7.875% 9/30/30 #	125,000	126,565
SM Energy 144A 9.625% 6/15/33 #	885,000	974,011
Sunoco
144A 5.625% 7/15/34 #	2,000,000	1,934,975
144A 5.875% 3/15/34 #	1,500,000	1,469,087

Transocean International 144A 7.875% 10/15/32 #	1,077,000	1,122,468
Transportadora de Gas del Peru 144A 4.25% 4/30/28 #	214,000	212,419
Venture Global LNG 144A 9.875% 2/1/32 #	675,000	718,972
Venture Global Plaquemines LNG 144A 7.75% 5/1/35 #	335,000	371,472
		20,795,292
Financials — 5.33%
Azorra Finance
144A 7.25% 1/15/31 #	810,000	834,916
144A 7.75% 4/15/30 #	1,045,000	1,082,508

CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	588,000	569,370
Icahn Enterprises
5.25% 5/15/27	325,000	323,096
9.75% 1/15/29	325,000	323,906

Jefferies Finance 144A 6.625% 10/15/31 #	425,000	417,740
Muthoot Finance 144A 6.375% 3/2/30 #	400,000	397,239
OneMain Finance 6.75% 9/15/33	2,677,000	2,637,195

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Financials (continued)
PennyMac Financial Services
144A 6.875% 5/15/32 #	1,195,000	$ 1,143,168
144A 6.875% 2/15/33 #	765,000	726,519

Rocket 144A 6.375% 8/1/33 #	522,000	525,754
Rocket Mortgage 144A 4.00% 10/15/33 #	1,750,000	1,546,734
Shift4 Payments 144A 6.75% 8/15/32 #	545,000	546,142
SLM 6.495% 5/15/32 μ	225,000	224,476
SMBC Aviation Capital Finance DAC 144A 5.20% 7/23/31 #	200,000	199,232
		11,497,995
Healthcare — 3.47%
1261229 BC 144A 10.00% 4/15/32 #	200,000	204,613
Amneal Pharmaceuticals 144A 6.875% 8/1/32 #	1,275,000	1,311,650
CHS
144A 6.00% 1/15/29 #	100,000	98,322
144A 9.75% 1/15/34 #	250,000	253,578

DaVita 144A 6.75% 7/15/33 #	653,000	670,047
Global Medical Response 144A 7.375% 10/1/32 #	698,000	710,844
LifePoint Health 144A 7.00% 5/1/34 #	200,000	186,956
Opal Bidco 144A 6.50% 3/31/32 #	1,135,000	1,142,170
Organon & Co. 144A 5.125% 4/30/31 #	2,000,000	1,980,587
Paradigm Parent and Paradigm Parent CO-Issuer 144A 8.75% 4/17/32 #	625,000	573,662
Raven Acquisition Holdings 144A 6.875% 11/15/31 #	370,000	360,208
		7,492,637
Insurance — 1.43%
Acrisure
144A 4.25% 2/15/29 #	100,000	93,300
144A 7.50% 11/6/30 #	225,000	217,781

Allianz 144A 6.55% 10/30/33 #, μ, ψ	2,400,000	2,418,984
FWD Group Holdings 144A 5.252% 9/22/30 #	350,000	347,760
		3,077,825
Leisure — 1.05%
Gaia Purchaser 144A 7.625% 7/15/33 #	75,000	75,270
Lindblad Expeditions 144A 7.00% 9/15/30 #	775,000	798,263
Mohegan Tribal Gaming Authority 144A 8.25% 4/15/30 #	197,000	205,009
Muvico PIK 144A 15.00% 2/19/29 #, «	100,000	109,863
NCL 144A 6.75% 2/1/32 #	300,000	294,284
Penn Entertainment 144A 4.125% 7/1/29 #	225,000	214,588

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Leisure (continued)
Voyager Parent 144A 9.25% 7/1/32 #	528,000	$ 561,265
		2,258,542
Media — 4.88%
CCO Holdings 144A 7.375% 2/1/36 #	3,000,000	2,856,074
Cimpress 144A 7.375% 9/15/32 #	715,000	717,948
Clear Channel Outdoor Holdings 144A 7.50% 3/15/33 #	635,000	666,144
Directv Financing
144A 8.875% 2/1/30 #	100,000	101,938
144A 10.00% 2/15/31 #	375,000	392,209

Gray Media 144A 7.25% 8/15/33 #	510,000	504,941
iHeartCommunications 144A 9.125% 5/1/29 #	100,000	92,750
Midcontinent Communications 144A 8.00% 8/15/32 #	450,000	382,527
Nexstar Media 144A 6.50% 9/15/33 #	375,000	373,404
Paramount Global 4.95% 1/15/31	260,000	238,372
RR Donnelley & Sons 144A 9.50% 8/1/29 #	300,000	311,183
Univision Communications
144A 7.375% 6/30/30 #	1,585,000	1,579,294
144A 9.375% 8/1/32 #	407,000	406,818

Versant Media Group 144A 7.25% 1/30/31 #	1,849,000	1,907,482
		10,531,084
Natural Gas — 0.17%
Promigas 144A 3.75% 10/16/29 #	400,000	377,714
		377,714
Non-Electric Utilities — 0.11%
Ferrellgas 144A 5.875% 4/1/29 #	250,000	244,083
		244,083
Real Estate — 1.17%
Iron Mountain 144A 6.25% 1/15/35 #	1,000,000	988,664
Millrose Properties 144A 6.375% 8/1/30 #	1,270,000	1,280,545
Rithm Capital 144A 8.50% 6/1/31 #	250,000	250,923
		2,520,132
REIT — 0.19%
Trust 2401 144A 4.869% 1/15/30 #	425,000	408,204
		408,204
Retail — 2.50%
Beach Acquisition Bidco PIK 144A 10.00% 7/15/33 #, >>>	1,839,988	1,976,532
Global Auto Holdings 144A 8.75% 1/15/32 #	200,000	194,194
Magnera 144A 7.25% 11/15/31 #	1,149,000	1,125,354

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)
Michaels 144A 8.50% 3/15/33 #	200,000	$ 198,264
PetSmart 144A 7.50% 9/15/32 #	250,000	252,802
Victra Holdings 144A 8.75% 9/15/29 #	1,060,000	1,080,300
William Carter 144A 7.375% 2/15/31 #	550,000	564,666
		5,392,112
Services — 1.74%
EquipmentShare.com
144A 8.00% 3/15/33 #	295,000	297,493
144A 8.625% 5/15/32 #	200,000	204,796
Garda World Security
144A 6.50% 1/15/31 #	225,000	227,692
144A 8.25% 8/1/32 #	100,000	101,484

Herc Holdings 144A 7.25% 6/15/33 #	1,680,000	1,734,896
Hertz 144A 12.625% 7/15/29 #	130,000	84,888
Neptune Bidco US
144A 9.29% 4/15/29 #	215,000	219,206
144A 9.50% 2/15/33 #	325,000	331,475

S&S Holdings 144A 8.375% 10/1/31 #	65,000	62,823
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	469,000	490,403
		3,755,156
Technology — 0.50%
Kaspi.KZ JSC 144A 6.25% 3/26/30 #	400,000	403,483
NVIDIA
5.55% 6/15/46	260,000	240,107
5.625% 6/15/56	490,000	443,699
		1,087,289
Technology & Electronics — 0.17%
Cipher Compute 144A 7.125% 11/15/30 #	351,000	358,463
		358,463
Telecommunications — 2.76%
CoreWeave 144A 9.75% 10/1/31 #	960,000	871,918
Galaxy Helios Data Centers II 144A 9.875% 8/1/31 #	450,000	451,699
Iliad Holding
144A 7.00% 4/15/32 #	590,000	595,837
144A 8.50% 4/15/31 #	530,000	557,953

Meridian Arc Holdco 144A 6.25% 4/30/31 #	325,000	312,586
Uniti Services 144A 7.50% 10/15/33 #	814,000	832,616
Virgin Media Finance 144A 5.00% 7/15/30 #	1,310,000	807,687
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	400,000	318,755

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)

VZ Secured Financing 144A 5.00% 1/15/32 #	915,000	$ 751,369
WULF Compute 144A 7.75% 10/15/30 #	452,000	470,018
		5,970,438
Transportation — 0.20%
Latam Airlines Group 144A 7.875% 4/15/30 #	320,000	330,368
VistaJet Malta Finance 144A 8.75% 1/15/32 #	100,000	98,527
		428,895
Utilities — 0.39%
Georgia Global Utilities JSC 144A 8.875% 7/25/29 #	450,000	462,235
Nova Securitisation 144A 5.75% 2/3/31 #	400,000	381,204
		843,439
Total Corporate Bonds (cost $137,896,942)		137,489,915

Government Agency Obligations — 2.33%
AL Jawaher Assets 144A 4.662% 10/29/30 #	400,000	389,409
Avilease Capital 144A 5.50% 6/30/31 #	400,000	397,936
Baiterek National Investment Holding JSC 144A 5.45% 5/8/28 #	400,000	402,083
Banco Nacional de Panama 144A 2.50% 8/11/30 #	400,000	353,481
Comision Federal de Electricidad 144A 3.348% 2/9/31 #	375,000	335,947
Freeport Indonesia 144A 4.763% 4/14/27 #	360,000	360,117
Kazakhstan Temir Zholy National JSC 144A 4.875% 4/29/31 #	400,000	386,487
Korea Hydro & Nuclear Power 144A 4.50% 6/16/31 #	400,000	392,934
MISC Capital Two Labuan 144A 3.75% 4/6/27 #	400,000	397,385
OCP 144A 6.10% 4/30/30 #	400,000	404,581
Pertamina Hulu Energi 144A 5.25% 5/21/30 #	400,000	396,436
Petronas Capital 144A 4.95% 1/3/31 #	400,000	400,674
Telecommunications Telekom Srbija AD Belgrade 144A 7.00% 10/28/29 #	425,000	423,634
Total Government Agency Obligations (cost $5,063,477)		5,041,104

Non-Agency Collateralized Mortgage Obligations — 4.25%
Connecticut Avenue Securities Trust
Series 2026-R01 2M2 144A 4.966% (SOFR + 1.35%) 1/25/46 #, •	2,650,000	2,643,996
Series 2026-R02 1M2 144A 5.116% (SOFR + 1.50%) 2/25/46 #, •	800,000	802,168

Schedule of investments
Nomura Strategic Income Fund
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust
Series 2026-R03 2M2 144A 5.166% (SOFR + 1.55%) 4/25/46 #, •	630,000	$ 633,472
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2025-DNA4 M2 144A 5.166% (SOFR + 1.55%) 10/25/45 #, •	1,000,000	1,004,912
Series 2026-DNA2 B1 144A 5.716% (SOFR + 2.10%) 3/25/46 #, •	1,470,000	1,490,801
Series 2026-HQA1 M2 144A 5.116% (SOFR + 1.50%) 5/25/46 #, •	1,350,000	1,349,870

Structured Agency Credit Risk Series 2026-DNA1 M2 144A 4.916% (SOFR + 1.30%) 2/25/46 #, •	1,250,000	1,251,433
Total Non-Agency Collateralized Mortgage Obligations (cost $9,152,656)		9,176,652

Non-Agency Commercial Mortgage-Backed Securities — 2.77%
LBTY Commercial Mortgage Trust Series 2026-225L D 144A 5.708% 2/10/43 #, •	2,000,000	1,955,645
LEX Trust Series 2026-450 D 144A 6.026% (TSFR01M + 2.35%, Floor 2.35%) 3/15/43 #, •	2,000,000	2,007,500
MAD Commercial Mortgage Trust Series 2025-11MD D 144A 6.359% 10/15/42 #, •	2,000,000	2,013,670
Total Non-Agency Commercial Mortgage-Backed Securities (cost $6,052,734)		5,976,815

Loan Agreements — 1.28%
Basic Industry — 0.76%
Olympus Water US Holding Tranche B-6 6.732% (SOFR03M + 3.00%) 6/20/31 •	1,645,750	1,646,822
		1,646,822
Insurance — 0.45%
Asurion Tranche B-13 8.073% (SOFR03M + 4.25%) 9/19/30 •	990,000	967,312
		967,312
Media — 0.07%
Univision Communications 1st Lien 7.982% (SOFR03M + 4.25%) 6/24/29 •	140,260	139,909
		139,909
Total Loan Agreements (cost $2,757,417)		2,754,043

	Principal amount°	Value (US $)

Sovereign Bonds — 0.88%Δ
Colombia — 0.16%
Colombia Government International Bond 6.125% 1/21/31	350,000	$ 350,910
		350,910
Dominican Republic — 0.19%
Dominican Republic International Bond 144A 4.50% 1/30/30 #	414,000	396,508
		396,508
Mexico — 0.23%
Eagle Funding Luxco 144A 5.50% 8/17/30 #	500,000	499,750
		499,750
Poland — 0.14%
Republic of Poland Government International Bond 4.875% 2/12/30	305,000	306,672
		306,672
Serbia — 0.16%
Serbia International Bond 144A 2.125% 12/1/30 #	400,000	347,948
		347,948
Total Sovereign Bonds (cost $1,965,924)		1,901,788

Supranational Banks — 0.20%
Africa Finance 144A 5.55% 10/8/29 #	430,000	433,870
Total Supranational Banks (cost $430,000)		433,870
	Number of shares
Common Stocks — 0.34%♣
Consumer Discretionary — 0.01%
Studio City International Holdings ADR †	19,076	35,863
		35,863
Energy — 0.00%
Westmoreland Coal =, †, π	145	109
		109

Schedule of investments
Nomura Strategic Income Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials — 0.01%
MNSN Holdings =, †	200	$ 15,800
New Cotai =, †, π	414,307	0
		15,800
Industrials — 0.32%
Grupo Aeromexico †	4	6
Grupo Aeromexico ADR †	44,968	692,507
		692,513
Total Common Stocks (cost $4,257,211)		744,285

Short-Term Investments — 1.09%
Money Market Mutual Funds — 1.09%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.56%)	587,355	587,355
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.55%)	587,355	587,355
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.63%)	587,355	587,355
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.59%)	587,356	587,356
Total Short-Term Investments (cost $2,349,421)		2,349,421
Total Value of Securities—98.72% (cost $217,393,024)		213,113,442

Receivables and Other Assets Net of Liabilities—1.28%		2,760,422
Net Assets Applicable to 29,072,718 Shares Outstanding—100.00%		$215,873,864
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2026, the aggregate value of Rule 144A securities was $186,444,671, which represents 86.37% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Represents a security with a settlement after July 31, 2026, at which time the interest rate will be reflected.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2026. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
■	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933, as amended.
«	PIK. The first payment of cash and/or principal will be made after July 31, 2026.
>>>	PIK. 49.37% of the income received was in cash and 50.63% was in principal.
Δ	Securities have been classified by country of risk.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At July 31, 2026, the aggregate value of restricted securities was $109, which represents 0.00% of the Fund’s net assets. See Note 11 in “Notes to financial statements” and the table below for additional details on restricted securities.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
New Cotai	9/29/20	$3,632,177	$0
Westmoreland Coal	3/15/19	109	109
Total		$3,632,286	$109

Schedule of investments
Nomura Strategic Income Fund
The following forward foreign currency exchange contracts and futures contracts were outstanding at July 31, 2026:1
Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
JPMCB	EUR	(140,000)	USD	165,610	8/21/26	$4,031
TD	AUD	(10,000)	USD	7,226	8/21/26	192
Total Forward Foreign Currency Exchange Contracts						$4,223
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 5 yr Notes
169	$17,910,038	$18,028,607	9/30/26	$(118,569)	$(59,414)
The use of forward foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
AD – Akcionarsko Drustvo
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
GNMA – Government National Mortgage Association
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LNG – Liquefied Natural Gas
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SAOG – Societe Anonyme Omanaise Generale
SOFR – Secured Overnight Financing Rate

Summary of abbreviations: (continued)
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TD – TD Bank
TSFR01M – 1 Month Term Secured Overnight Financing Rate
TSFR03M – 3 Month Term Secured Overnight Financing Rate
yr – Year
Summary of currencies:
AUD – Australian Dollar
EUR – European Monetary Unit
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Nomura Strategic Income Fund	July 31, 2026
Assets:
Investments, at value*	$213,113,442
Foreign currencies, at valueΔ	15,796
Cash	1,405,593
Cash collateral due from broker	232,375
Dividends and interest receivable	2,855,789
Receivable for securities sold	2,666,218
Receivable for fund shares sold	58,757
Prepaid expenses	49,133
Receivable from investment manager	9,294
Unrealized appreciation on forward foreign currency exchange contracts	4,223
Other assets	806
Total Assets	220,411,426
Liabilities:
Payable for securities purchased	4,000,162
Payable for fund shares redeemed	314,965
Other accrued expenses	153,460
Variation margin due to broker on futures contracts	59,414
Distribution payable	6,470
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,374
Accounting and administration expenses payable to affiliates	1,227
Legal fees payable to affiliates	490
Total Liabilities	4,537,562
Total Net Assets	$215,873,864

Net Assets Consist of:
Paid-in capital	$275,622,983
Total distributable earnings (loss)	(59,749,119)
Total Net Assets	$215,873,864

Net Asset Value

Class A:
Net assets	$92,193,821
Shares of beneficial interest outstanding, unlimited authorization, no par	12,417,786
Net asset value per share	$7.42

Class C:
Net assets	$3,380,093
Shares of beneficial interest outstanding, unlimited authorization, no par	455,354
Net asset value per share	$7.42

Class R:
Net assets	$268,991
Shares of beneficial interest outstanding, unlimited authorization, no par	36,169
Net asset value per share	$7.44

Institutional Class:
Net assets	$120,030,959
Shares of beneficial interest outstanding, unlimited authorization, no par	16,163,409
Net asset value per share	$7.43
*Investments, at cost	$217,393,024
ΔForeign currencies, at cost	16,131
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Nomura Strategic Income Fund	Year ended July 31, 2026
Investment Income:
Interest	$15,454,840
Dividends	266,626
Foreign tax withheld	(5,553)
15,715,913

Expenses:
Management fees	1,274,670
Distribution expenses — Class A	247,949
Distribution expenses — Class C	35,685
Distribution expenses — Class R	1,237
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	254,078
Legal fees	107,208
Accounting and administration expenses	96,637
Registration fees	82,252
Audit and tax fees	54,140
Reports and statements to shareholders expenses	53,729
Trustees’ fees	13,717
Custodian fees	12,671
Investment interest expense	1,011
Other	44,676
2,279,660
Less expenses waived	(614,788)
Less waived distribution expenses — Class A	(39,570)
Less waived distribution expenses — Class C	(5,825)
Less waived distribution expenses — Class R	(215)
Less expenses paid indirectly	(11,615)
Total operating expenses	1,607,647
Net Investment Income (Loss)	14,108,266

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,155,710)
Foreign currencies	1,181,496
Forward foreign currency exchange contracts	(558,496)
Futures contracts	(230,251)
Swap contracts	(54,854)
Net realized gain (loss)	(817,815)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,966,910)
Foreign currencies	(22,037)
Forward foreign currency exchange contracts	44,020
Futures contracts	(181,543)
Swap contracts	68,112
Net change in unrealized appreciation (depreciation)	(3,058,358)
Net Realized and Unrealized Gain (Loss)	(3,876,173)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,232,093
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Nomura Strategic Income Fund
	Year ended
	7/31/26	7/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,108,266	$14,667,980
Net realized gain (loss)	(817,815)	(802,284) [1]
Net increase from payment by affiliates	—	17,648[2]
Net change in unrealized appreciation (depreciation)	(3,058,358)	2,208,848
Net increase (decrease) in net assets resulting from operations	10,232,093	16,092,192

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,019,115)	(6,524,935)
Class C	(194,141)	(176,368)
Class R	(14,494)	(12,997)
Institutional Class	(8,082,417)	(7,619,467)

Return of capital:
Class A	—	(119,161)
Class C	—	(3,669)
Class R	—	(248)
Institutional Class	—	(133,592)
	(14,310,167)	(14,590,437)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	10,322,286	14,064,833[3]
Class C	897,400	1,133,128[3]
Class R	27,061	16,846[3]
Institutional Class	47,910,918	65,829,142[3]

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,933,240	6,537,755
Class C	194,141	180,037
Class R	14,479	13,245
Institutional Class	8,073,655	7,749,854
	73,373,180	95,524,840

	Year ended
	7/31/26	7/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(26,797,648)	$(26,359,983)
Class C	(984,626)	(1,043,209)
Class R	(5,702)	(48,832)
Institutional Class	(60,418,524)	(59,704,229)
	(88,206,500)	(87,156,253)
Increase (decrease) in net assets derived from capital share transactions	(14,833,320)	8,368,587
Net Increase (Decrease) in Net Assets	(18,911,394)	9,870,342

Net Assets:
Beginning of year	234,785,258	224,914,916
End of year	$215,873,864	$234,785,258
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Amount includes capital contribution by affiliates. See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Strategic Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Payment by affiliates
Total from investment operations
Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions
Capital contribution by affiliates
Net asset value, end of period
Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.56	$7.49	$7.31	$7.38	$8.57

0.45	0.47	0.41	0.35	0.29
(0.13)	0.07	0.17	(0.07)	(1.17)
—	—[2]	—	—	—
0.32	0.54	0.58	0.28	(0.88)

(0.46)	(0.46)	(0.40)	(0.35)	(0.31)
—	(0.01)	—	—	—
(0.46)	(0.47)	(0.40)	(0.35)	(0.31)
—	—[2]	—	—	—
$7.42	$7.56	$7.49	$7.31	$7.38
4.28%	7.40%[2]	8.25%	4.00%	(10.45%)

$92,194	$104,435	$109,284	$71,422	$79,273
0.80%	0.84%	0.84%	0.84%	0.90%[5]
1.11%	1.07%	1.12%	1.20%	1.24%
5.98%	6.27%	5.60%	4.85%	3.62%
5.67%	6.04%	5.32%	4.49%	3.28%
73%	106%	160%[6]	99%	65%

Financial highlights
Nomura Strategic Income Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Payment by affiliates
Total from investment operations
Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions
Capital contribution by affiliates
Net asset value, end of period
Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.56	$7.49	$7.30	$7.38	$8.58

0.40	0.41	0.36	0.30	0.23
(0.13)	0.07	0.18	(0.08)	(1.18)
—	—[2]	—	—	—
0.27	0.48	0.54	0.22	(0.95)

(0.41)	(0.40)	(0.35)	(0.30)	(0.25)
—	(0.01)	—	—	—
(0.41)	(0.41)	(0.35)	(0.30)	(0.25)
—	—[2]	—	—	—
$7.42	$7.56	$7.49	$7.30	$7.38
3.63%	6.61%[2]	7.59%	3.08%	(11.22%)

$3,380	$3,337	$3,041	$819	$1,110
1.43%	1.59%	1.59%	1.59%	1.65%[5]
1.86%	1.82%	1.87%	1.95%	1.99%
5.35%	5.52%	4.85%	4.10%	2.87%
4.92%	5.29%	4.57%	3.74%	2.53%
73%	106%	160%[6]	99%	65%

Financial highlights
Nomura Strategic Income Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Payment by affiliates
Total from investment operations
Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions
Capital contribution by affiliates
Net asset value, end of period
Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.57	$7.50	$7.32	$7.39	$8.60

0.44	0.45	0.39	0.33	0.27
(0.13)	0.07	0.18	(0.06)	(1.19)
—	—[2]	—	—	—
0.31	0.52	0.57	0.27	(0.92)

(0.44)	(0.44)	(0.39)	(0.34)	(0.29)
—	(0.01)	—	—	—
(0.44)	(0.45)	(0.39)	(0.34)	(0.29)
—	—[2]	—	—	—
$7.44	$7.57	$7.50	$7.32	$7.39
4.20%	7.13%[2]	7.97%	3.74%	(10.86%)

$269	$238	$255	$174	$148
1.00%	1.09%	1.09%	1.09%	1.15%[5]
1.36%	1.32%	1.37%	1.45%	1.49%
5.78%	6.02%	5.35%	4.60%	3.37%
5.42%	5.79%	5.07%	4.24%	3.03%
73%	106%	160%[6]	99%	65%

Financial highlights
Nomura Strategic Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Payment by affiliates
Total from investment operations
Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions
Capital contribution by affiliates
Net asset value, end of period
Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/26	7/31/25	7/31/24	7/31/23	7/31/22
$7.56	$7.49	$7.31	$7.38	$8.58

0.47	0.49	0.43	0.37	0.31
(0.13)	0.07	0.17	(0.07)	(1.18)
—	—[2]	—	—	—
0.34	0.56	0.60	0.30	(0.87)

(0.47)	(0.48)	(0.42)	(0.37)	(0.33)
—	(0.01)	—	—	—
(0.47)	(0.49)	(0.42)	(0.37)	(0.33)
—	—[2]	—	—	—
$7.43	$7.56	$7.49	$7.31	$7.38
4.63%	7.67%[2]	8.52%	4.26%	(10.33%)

$120,031	$126,775	$112,335	$26,263	$15,126
0.59%	0.59%	0.59%	0.59%	0.65%[5]
0.86%	0.82%	0.87%	0.95%	0.99%
6.19%	6.52%	5.85%	5.10%	3.87%
5.92%	6.29%	5.57%	4.74%	3.53%
73%	106%	160%[6]	99%	65%

Notes to financial statements
Nomura Strategic Income Fund	July 31, 2026
Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Nomura Emerging Markets Debt Corporate Fund (formerly, Macquarie Emerging Markets Debt Corporate Fund through November 30, 2025) and Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund through November 30, 2025). These financial statements and the related notes pertain to Nomura Strategic Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Effective open of business on June 1, 2026, all distribution and service (12b-1) fees are waived, no sales charge or contingent deferred sales charge are imposed on purchases or redemptions (as applicable) of all applicable share classes of the Fund and the Fund is closed to new investors. Prior to June 1, 2026, Class A shares were sold with a maximum front-end sales charge of 4.50%. There was no front-end sales charge when you purchased $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you had to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeemed these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applied. Class C shares had no upfront sales charge, but were sold with a contingent deferred sales charge (CDSC) of 1.00%, which was incurred if redeemed during the first 12 months. Class R and Institutional Class shares were not subject to a sales charge and are offered for sale exclusively to certain eligible investors.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as the Fund's valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Fund investments. DMC has established a pricing committee (Pricing Committee) to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Fund may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated

Notes to financial statements
Nomura Strategic Income Fund
1. Significant Accounting Policies (continued)
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2026, and for all open tax years (years ended July 31, 2023–July 31, 2025), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended July 31, 2026, the Fund did not incur any interest or tax penalties.
Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker/dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable

Notes to financial statements
Nomura Strategic Income Fund
1. Significant Accounting Policies (continued)
country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Fund may from time to time pay out less than all of its net investment income or pay out undistributed income from prior months (with any potential remaining deficiencies characterized as a return of capital at year end). Dividends and distributions, if any, are recorded on the ex-dividend date.
Segment Reporting — In November 2023, FASB issued Accounting Standards Update (ASU), ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund's Chief Executive Officer and Chief Financial Officer act as the Fund's chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment since the Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Fund's portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Fund's financial statements.
Recent Accounting Standard — The Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of July 31, 2026. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. During the year ended July 31, 2026, the Fund did not pay a material amount of foreign or US federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2026, the Fund earned $10,787 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2026, the Fund earned $828 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Fund's investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on October 16, 2025, Fund shareholders approved a new investment advisory agreement for the Fund. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Fund's name change to Nomura Strategic Income Fund went effective.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets from August 1, 2025 through November 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from August 1, 2025 (except as noted) through November 30, 2026, unless terminated by agreement of DMC and the Fund, is as follows:
Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class
0.59%*	0.59%*	0.59%*	0.59%
*Effective June 1, 2026. Prior to June 1, 2026, these amounts for Class A, Class C and Class R shares were 0.84%, 1.59%, and 1.09%, respectively.

Notes to financial statements
Nomura Strategic Income Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Prior to the Closing Date, DMC sought investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (each, a Prior Affiliated Sub-Advisor and together, the Prior Affiliated Sub-Advisors). DMC also permitted these Prior Affiliated Sub-Advisors to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize a Prior Affiliated Sub-Advisor’s specialized market knowledge. Although the Prior Affiliated Sub-Advisors served as sub-advisors, DMC had ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, paid each Prior Affiliated Sub-Advisor a portion of its investment management fee. As of the Closing Date, each Prior Affiliated Sub-Advisor no longer serves as a sub-advisor to the Fund.
Effective June 12, 2026, DMC appointed Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a sub-advisor for the Fund. NCRAM is responsible for the day-to-day investment management of the portion of the Fund that invests in high-yield, fixed income securities. DMC may change this allocation at any time. For these services, DMC, not the Fund, pays NCRAM a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2026, the Fund paid $14,654 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Nomura Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Nomura Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended July 31, 2026, the Fund paid $16,283 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, blended rate, 0.25% of the average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares do not pay a 12b-1 fee. Effective June 1, 2026, DMC has voluntarily agreed to waive the 12b-1 fees for Class A, Class C, and Class R shares.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended July 31, 2026, the Fund paid $23,653 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended July 31, 2026, DDLP earned $4,676 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2026, DDLP received gross CDSC commissions of $551 and $1,408 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. Effective June 1, 2026, no sales charge was imposed on purchases of Class A shares and no CDSC commissions were imposed on redemptions of Class A and Class C shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
On September 19, 2024, MIMBT (renamed NIMBT on the Closing Date), of which DMC is a series, entered into a settlement agreement with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer

Notes to financial statements
Nomura Strategic Income Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC's findings. The Settlement Order does not impact DMC's ability to continue to provide services to the Fund. In connection with the findings in the Settlement Order, MIMBT made a payment to the Fund on October 25, 2024, in the amount of $59,638. An amount of $13,763 is included on the “Statements of changes in net assets” under “Net increase from payment by affiliates” and an amount of $45,875 is included on the “Statements of changes in net assets” under “Proceeds from shares sold.” Payment by affiliates and capital contribution by affiliates had no impact on total return.
During the year ended July 31, 2025, DMC reimbursed the Fund $3,885 in connection with trade errors. This amount is included in “Net increase from payment by affiliates” in the "Statements of changes in net assets." Payment by affiliates had no impact on total return.
3. Investments
For the year ended July 31, 2026, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than US government securities	$146,585,327
Purchases of US government securities	14,005,076
Sales other than US government securities	163,618,207
Sales of US government securities	14,015,480
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2026, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$216,958,265
Aggregate unrealized appreciation of investments and derivatives	$2,135,589
Aggregate unrealized depreciation of investments and derivatives	(6,094,758)
Net unrealized depreciation of investments and derivatives	$(3,959,169)
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each of the Fund’s investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of July 31, 2026:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$16,890	$—	$16,890
Collateralized Loan Obligations	—	47,228,659	—	47,228,659
Common Stocks
Consumer Discretionary	35,863	—	—	35,863
Energy	—	—	109	109
Financials	—	—	15,800	15,800
Industrials	692,513	—	—	692,513
Corporate Bonds	—	137,489,915	—	137,489,915
Government Agency Obligations	—	5,041,104	—	5,041,104
Loan Agreements	—	2,754,043	—	2,754,043

Notes to financial statements
Nomura Strategic Income Fund
3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Non-Agency Collateralized Mortgage Obligations	$—	$9,176,652	$—	$9,176,652
Non-Agency Commercial Mortgage-Backed Securities	—	5,976,815	—	5,976,815
Sovereign Bonds	—	1,901,788	—	1,901,788
Supranational Banks	—	433,870	—	433,870
Short-Term Investments	2,349,421	—	—	2,349,421
Total Value of Securities	$3,077,797	$210,019,736	$15,909	$213,113,442

Derivatives[1]
Assets:
Forward Foreign Currency Exchange Contracts	$—	$4,223	$—	$4,223
Liabilities:
Futures Contracts	$(118,569)	$—	$—	$(118,569)
1 Forward foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended July 31, 2026, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2026 and 2025 were as follows:
	Year ended
	7/31/26	7/31/25
Ordinary income	$14,310,167	$14,333,767
Return of capital	—	256,670
Total	$14,310,167	$14,590,437
5. Components of Net Assets on a Tax Basis
As of July 31, 2026, the components of net assets on a tax basis were as follows:
Paid-in capital	$275,622,983
Undistributed ordinary income	328,592
Distributions payable	(6,470)
Capital loss carryforwards	(56,099,707)
Other temporary differences	(6,623)
Deferred directors fees	(5,407)
Unrealized appreciation (depreciation) of investments	(3,959,504)
Net assets	$215,873,864

Difference between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation of foreign currency.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, dividends payable, deferred trustees' fees, mark-to-market of futures contracts, mark-to-market on forward foreign currency contracts, tax treatment of market discount and premium on debt instruments, and amortization of premium on callable bonds.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to paydown gains (losses) of asset- and mortgage-backed securities, swap contracts, tax treatment of payment by advisor, tax treatment of partnerships, gain (loss) on foreign currency transactions and tax treatment of unrealized on callable bonds. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2026, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $2,226.

Notes to financial statements
Nomura Strategic Income Fund
5. Components of Net Assets on a Tax Basis (continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2026, capital loss carryforwards available to offset future realized capital gains are as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 12,147,418	$43,952,289	$ 56,099,707
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	7/31/26	7/31/25
Shares sold:
Class A	1,364,485	1,869,337
Class C	118,465	150,618
Class R	3,603	2,227
Institutional Class	6,329,658	8,753,278

Shares issued upon reinvestment of dividends and distributions:
Class A	786,609	869,942
Class C	25,757	23,964
Class R	1,917	1,759
Institutional Class	1,070,080	1,031,259
	9,700,574	12,702,384

Shares redeemed:
Class A	(3,549,221)	(3,510,569)
Class C	(130,460)	(138,973)
Class R	(764)	(6,480)
Institutional Class	(8,003,469)	(8,008,106)
	(11,683,914)	(11,664,128)
Net increase (decrease)	(1,983,340)	1,038,256
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed on the table above and on the “Statements of changes in net assets.” For the year ended July 31, 2026, the Fund did not have any exchange transactions. For the year ended July 31, 2025, the Fund had the following exchange transactions:
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
7/31/25	4,984	201	201	4,984	$39,168
7. Line of Credit
The Fund, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Fund had no amounts outstanding as of July 31, 2026, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that

Notes to financial statements
Nomura Strategic Income Fund
8. Derivatives (continued)
might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedule of investments.”
During the year ended July 31, 2026, the Fund entered into forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies, and to gain exposure to currency.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2026, the Fund posted $232,375 in cash as collateral for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”
During the year ended July 31, 2026, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between the Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended July 31, 2026, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2026, the Fund did not enter into any CDS contracts as a seller of protection.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at July 31, 2026.

Notes to financial statements
Nomura Strategic Income Fund
8. Derivatives (continued)
During the year ended July 31, 2026, the Fund used CDS contracts to hedge against credit events.
Fair values of derivative instruments as of July 31, 2026 were as follows:
Asset Derivatives Fair Value
Statement of assets and liabilities location	Currency Contracts
Unrealized appreciation on forward foreign currency exchange contracts	$4,223
Liability Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(118,569)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2026. Only current day variation margin is reported on the “Statement of assets and liabilities.”
The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2026 was as follows:
	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(558,496)	$—	$—	$(558,496)
Interest rate contracts	—	(230,251)	—	(230,251)
Credit contracts	—	—	(54,854)	(54,854)
Total	$(558,496)	$(230,251)	$(54,854)	$(843,601)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$44,020	$—	$—	$44,020
Interest rate contracts	—	(181,543)	—	(181,543)
Credit contracts	—	—	68,112	68,112
Total	$44,020	$(181,543)	$68,112	$(69,411)

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2026:
	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (average contract amount)	$7,023,055	$4,086,507
Futures contracts (average notional amount)	18,268,850	—
CDS contracts (average notional amount)*	16,627	—
* Long represents buying protection and short represents selling protection.
9. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter derivatives and forward foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At July 31, 2026, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$4,031	$ —	$4,031
TD Bank	192	—	192
Total	$4,223	$ —	$4,223

Notes to financial statements
Nomura Strategic Income Fund
9. Offsetting (continued)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$4,031	$ —	$ —	$ —	$ —	$4,031
TD Bank	192	—	—	—	—	192
Total	$4,223	$ —	—	$ —	$ —	$4,223
(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
The Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended July 31, 2026, the Fund had no securities out on loan.
11. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC, Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of

Notes to financial statements
Nomura Strategic Income Fund
11. Credit and Market Risks (continued)
credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Fund’s investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended July 31, 2026
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Notes to financial statements
Nomura Strategic Income Fund
11. Credit and Market Risks (continued)
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statement of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. Subsequent Events
On May 20, 2026, the Board approved the conversion of the Fund into Nomura Strategic Income ETF, which will be a newly created series of Nomura ETF Trust II, through a shell fund reorganization. It is currently expected that the reorganization will be completed on or about November 6, 2026.
Management has determined that no other material events or transactions occurred subsequent to July 31, 2026, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm
To the Shareholders of Nomura Strategic Income Fund and Board of Trustees of Delaware Group Government Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura Strategic Income Fund (formerly Macquarie Strategic Income Fund) (the “Fund”), a series of Delaware Group Government Fund, as of July 31, 2026, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended July 31, 2025, and prior, were audited by other auditors whose report dated September 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies advised by Delaware Management Company since 2025.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
September 29, 2026

Other Fund information (Unaudited)
Nomura Strategic Income Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended July 31, 2026, the Fund reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) are based on a percentage of the Fund's total distributions.
The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.66%.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Change in Independent Registered Public Accounting Firm
At a meeting held on May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP (PwC) and approved the appointment of Cohen & Company, Ltd. (Cohen & Co) to serve as the independent registered public accounting firm for Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund) (the "Fund") for the fiscal year ending July 31, 2026.
PwC’s reports on the financial statements for the fiscal years ended July 31, 2024 and July 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In addition, during the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, (i) there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, neither the Board nor anyone on its behalf has consulted with Cohen & Co at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
The Fund has provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Fund with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated October 2, 2026, is attached as Exhibit 99 to this N-CSR.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
The Manager’s Recommendation and the Board’s Considerations Regarding the Sub-Advisory Agreement at a Meeting Held on May 19-20, 2026
At a Board Meeting held on May 19-20, 2026, Delaware Management Company (the “Manager”), the investment adviser for the Nomura Diversified Income Fund, Nomura Wealth Builder Fund, Nomura Strategic Income Fund, Nomura Strategic Income ETF, Nomura Corporate Bond Fund, Nomura Extended Duration Bond Fund, Nomura Limited-Term Diversified Income Fund, Nomura Global Listed Real Assets Fund, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, Nomura VIP Total Return Series, Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Global Bond Fund, Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series and Nomura VIP Limited-Term Bond Series (each a “Fund” and together, the “Funds”), recommended that the Board of Trustees approve the appointment of Nomura Corporate Research and Asset Management Inc. (“NCRAM”) as sub-advisor to the Funds and the approval of the amendment of the existing sub-advisory agreement between DMC and NCRAM (the “Amended Sub-Advisory Agreement”) to include the Funds. In reaching the decision to approve the amendment, the Board considered and reviewed information about NCRAM, including its personnel, operations and financial condition. The Board reviewed a memorandum responding to requests that the Board submitted in advance that discussed (without limitation): the Amended Sub-Advisory Agreement and the various services proposed to be rendered by NCRAM; information concerning NCRAM’s organizational structure and the experience of its investment management personnel; and various other material items in relation to NCRAM’s personnel, organization and policies. The

Other Fund information (Unaudited)
Nomura Strategic Income Fund
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
The Manager’s Recommendation and the Board’s Considerations Regarding the Sub-Advisory Agreement at a Meeting Held on May 19-20, 2026 (continued)
Board also reviewed a copy of NCRAM’s Form ADV; and a copy of the Amended Sub-Advisory Agreement and fee schedules.
In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.
Nature, Extent and Quality of Services. The Board considered the nature, quality, and extent of services that NCRAM was expected to provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by NCRAM in connection with the sub-advisor’s responsibilities in conjunction with the Manager in managing the Funds, and the qualifications and experience of NCRAM’s team with regard to implementing the investment mandate of the Funds. The Board considered NCRAM’s personnel, operations, and its affiliation with the Manager, including that NCRAM was affiliated with the Manager. The Board also considered the Manager’s review and recommendation process with respect to NCRAM, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by NCRAM to the Funds.
Investment Performance. In evaluating performance, the Board recognized that NCRAM had not yet managed the Funds. The Board then reviewed information on and considered NCRAM’s experience in managing other high income investment portfolios, noting that NCRAM had recently begun sub-advising several high-yield fixed income funds in the Nomura Funds complex. The Board also considered the Manager’s representation that the Manager would continue to provide oversight and monitor NCRAM’s services.
Profitability, Economies of Scale and Fall-Out Benefits. Information about NCRAM’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. The Board was provided with pro forma profitability analyses of Nomura Investment Management Business Trust, including the estimated sub-advisory fee that would be paid to NCRAM. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through reduced proportionate costs for shareholders and the Manager’s investment management fee breakpoints paid to the Manager other than for Nomura Strategic Income ETF so that as a Fund grows in size, its effective investment management fee rate declines. They also noted that the Manager had put in place a fee waiver for each Fund that was currently in effect, other than for the Nomura Asset Strategy Fund which does not have a fee waiver.

The Board was also provided with information on potential fall-out benefits derived or to be derived by NCRAM in connection with its relationship to the Funds, including confirmation that NCRAM does not enter into soft dollar arrangements involving the receipt of third party research, and, therefore, does not expect to use soft dollar arrangements in the management of the Funds. The Board considered that NCRAM had recently begun sub-advising certain high-yield funds within the Nomura Funds complex and that it expects to receive the opportunity for wider distribution in the US retail market, which helps NCRAM grow and diversify its client base.
Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by NCRAM. The Board noted that the sub-advisory fees are paid by the Manager to NCRAM and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels and are subject to breakpoints at higher asset levels. The Board concluded that the proposed advisory fee rates under the Amended Sub-Advisory Agreement are reasonable in relation to the services provided and that execution of the Amended Sub-Advisory Agreement is in the best interests of the Funds’ shareholders.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Nomura Funds
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Nomura Funds
Attention: 534437
1350 Penn Avenue, Suite 102
Pittsburgh, PA 15222
Nomura Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Nomura Asset Management, unless otherwise stated, refers to the Nomura Asset Management International business. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds mutual funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT. The Nomura Funds exchange-traded funds are distributed by Foreside Financial Services, LLC. Foreside Financial Services, LLC is not affiliated with any Nomura entity, including Delaware Management Company and Delaware Distributors, L.P.
(5871890)
AR-DUGIX-0926
This page is not part of the financial statements and other information.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Change in Independent Registered Public Accounting Firm

At a meeting held on May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP (PwC) and approved the appointment of Cohen & Company, Ltd. (Cohen & Co) to serve as the independent registered public accounting firm for Nomura Emerging Markets Debt Corporate Fund (formerly, Macquarie Emerging Markets Debt Corporate Fund) and Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund) (for purposes of this paragraph, each, a Fund and collectively, the “Funds”) for the fiscal year ending July 31, 2026.

PwC’s reports on the financial statements for the fiscal years ended July 31, 2024 and July 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, during the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended July 31, 2024 and July 31, 2025 and during the subsequent interim period through May 20, 2026, neither the Board nor anyone on its behalf has consulted with Cohen & Co at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated October 2, 2026, is attached as Exhibit 99 to this N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included as part of materials filed under Item 7 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was a change in the Registrant’s independent public accountant during the period covered by the report. Attached hereto as Exhibit 99.IND.PUB.ACCT.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Government Fund

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Principal Executive Officer
Date:	October 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Principal Executive Officer
Date:	October 5, 2026

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Principal Financial Officer
Date:	October 5, 2026